UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22971

Nuveen NASDAQ 100 Dynamic Overwrite Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 December

2020

Nuveen

Closed-End Funds

BXMX	Nuveen S&P 500 Buy-Write Income Fund
DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund
SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences”. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Annual Report

IMPORTANT DISTRIBUTION NOTICE

for Shareholders of the Nuveen S&P 500 Buy-Write Income Fund (BXMX), Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX),

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Annual Shareholder Report for the period ending December 31, 2020

The Nuveen S&P 500 Buy-Write Income Fund (BXMX), Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) seek to offer attractive cash flow to their shareholders, by converting the expected long-term total return potential of the Funds’ portfolio of investments into regular quarterly distributions. Following is a discussion of the Managed Distribution Policy the Funds use to achieve this.

Each Fund pays quarterly common share distributions that seek to convert the Fund’s expected long-term total return potential into regular cash flow. As a result, the Funds’ regular common share distributions (presently $0.2150, $0.2730, $0.2450 and $0.3900 per share, respectively) may be derived from a variety of sources, including:

•	net investment income consisting of regular interest and dividends,

•	realized capital gains or,

•	possibly, returns of capital representing in certain cases unrealized capital appreciation.

Such distributions are sometimes referred to as “managed distributions.” Each Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by each Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which each Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Funds’ Managed Distribution Policy could change.

When it pays a distribution, each Fund provides holders of its Common Shares a notice of the estimated sources of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.

You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy. The Funds’ actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Funds’ actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause each Fund to terminate its Managed Distribution Policy.

Chair’s Letter to Shareholders

Dear Shareholders,

The rollout of COVID-19 vaccines has kindled the promise of a more normal economy in 2021. Until then, the economic shortfall is expected to be bridged by a combination of fiscal relief measures and easier financial conditions aimed at supporting individuals, businesses and state and local governments. The measures taken to date have already helped the U.S. economy make a significant, although incomplete, turnaround from the depths of a historic recession. In late December 2020, the U.S. government enacted another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the COVID-19 crisis, and more stimulus is anticipated. The U.S. Federal Reserve, along with other central banks around the world, have pledged to keep monetary conditions accommodative for as long as necessary.

While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still alarmingly high in some regions, and recent economic indicators have shown the dampening effect of renewed restrictions on social and business activity in the latter months of 2020. The pandemic’s course can still be unpredictable, and achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains. Additionally, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, which could cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning, within our goal of providing long-term value for our shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

The beginning of the year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

February 22, 2021

Portfolio Managers’ Comments

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

The Nuveen S&P 500 Buy-Write Income Fund (BXMX) features portfolio management by Gateway Investment Advisers, LLC (Gateway). The Fund’s portfolio managers are Kenneth H. Toft, Michael T. Buckius and Daniel M. Ashcraft. Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, Fund Advisors, LLC, the Funds’ investment adviser. The Funds’ portfolio managers are David A. Friar, James Campagna, CFA, Lei Liao, CFA and Darren Tran, CFA.

Investment Policy Changes

During the reporting period, the Board of Trustees of QQQX and SPXX approved a modification to the Funds’ equity portfolio investment strategies. Effective August 3, 2020, DIAX, SPXX and QQQX Fund strategies takes into consideration each Fund’s tax position and employ various techniques, including tax-loss harvesting, to improve after-tax shareholder outcome.

Here the portfolio management team reviews U.S. economic and markets, key investment strategies and the performance of the Funds for the twelve-month reporting period ended December 31, 2020.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2020?

The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but it was not fully recovered by the year’s end. U.S. gross domestic product (GDP) grew 4.0% on an annualized basis in the fourth quarter of 2020 and 33.1% (annualized) in the third quarter, but remained down 3.5% in 2020 overall (from the 2019 annual level to the 2020 annual level) as measured by the Bureau of Economic Analysis “advance” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The economy fell into a deep recession in February 2020 due to the restrictions on business and social activity to mitigate the COVID-19 spread. In the first and second quarters of 2020, annualized GDP shrank 5% and 31.4%, respectively. Government relief programs provided significant aid to individuals and businesses as the economy began reopening in May 2020, which helped the economy bounce back strongly over the second half of the year.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Consumer spending, the largest driver of the economy, remained resilient despite the disruption caused by the health and economic crisis. Consumer spending declined significantly and unemployment rose sharply starting in March 2020. These measures rebounded markedly in the second half of the year, although the momentum slowed toward year end amid a resurgence of coronavirus infections. The Bureau of Labor Statistics said the unemployment rate rose to 6.7% in December 2020 from 3.6% in December 2019. As of December 2020, slightly more than half of the 22 million jobs lost in March and April 2020 have been recovered. The average hourly earnings rate appeared to increase, growing at an annualized rate of 5.1% in December 2020, despite the spike in unemployment. Earnings data was skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation remained muted, as decreases in gasoline, apparel and transportation prices offset an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.4% over the twelve-month reporting period ended December 31, 2020 before seasonal adjustment.

Prior to the COVID-19 crisis recession, the U.S. Federal Reserve (the Fed) had reduced its benchmark interest rate to support the economy’s slowing growth. The Fed also stopped shrinking its bond portfolio sooner than scheduled and began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. As the health and economic crisis deepened, the Fed enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in inflation policy to average inflation targeting. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% rate over time. Fed officials remained cautious, acknowledging the economy’s improvement but concerned about near-term weakness, and left policy unchanged over the remainder of their meetings in 2020.

In March and April 2020, the U.S. government approved three aid packages. These included $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to health agencies and employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs. With Joe Biden winning the U.S. presidential election in November 2020, more fiscal stimulus is anticipated in 2021.

The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off. At year end, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021 and led to risk-on sentiment in the markets.

Geopolitical uncertainty remained elevated during 2020 in anticipation of the U.S. presidential election in November 2020 and the Brexit transition period set to expire in December 2020. Political risks eased somewhat toward the end of the reporting period, as markets ultimately viewed a Biden administration positively and the European Union (EU) and United Kingdom (U.K.) finalized a trade deal in the final days of the transition period. Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.

The turmoil caused by the COVID-19 crisis drove a significant shift in measures of realized volatility, implied volatility and the dynamic relationship between the two. Volatility measures at the beginning of the reporting period were consistent with the below average readings persistent in recent years. The reporting period began with the Cboe® Volatility Index® (the VIX®) reaching its low of 12.10 on January 17, 2020 and did not break above its long-term average of 19.47 until February 24, 2020, the first time the S&P 500® Index had a loss exceeding 3% during 2020. The VIX® rose as high as 85.47 on March 18, 2020, just shy of its all-time intra-day high reading of 89.53 set in 2008. Realized volatility measures in 2020 were even more extreme. The S&P 500® Index would record 16 more one-day losses exceeding 3%, eight of which occurred in March 2020 alone. The large swings resulted in a 93.44% annualized standard deviation of daily returns for the S&P 500® Index in March 2020, the highest reading of monthly standard deviation in history, dating back to 1928. The massive spike in realized volatility caused the typical relationship between implied and realized volatility to invert. Typically, implied volatility measures exceed realized volatility, and this relationship has held about 90% of the time on a monthly basis since 1990. The March 2020 inversion was the largest on record, nearly 50% larger than the previous record established in September 2008. While it was extreme, the inversion was temporary as realized volatility normalized more quickly than implied volatility. After implied volatility peaked in mid-March 2020, the VIX® trended lower while the spread between implied and realized volatility flipped back to positive in April 2020 and remained positive each subsequent month of the reporting period. Moreover, the August 2020 and December 2020 measures were the highest and second-highest implied versus realized spreads in history.

What key strategies were used to manage the Funds during the twelve-month reporting period ended December 31, 2020?

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

BXMX (or the Fund) seeks attractive total return with less volatility than the S&P 500® Index. During the twelve-month reporting period ended December 31, 2020, the Fund invested in an equity portfolio which sought to track the total return of the S&P 500® Index and wrote (sold) listed index call options on approximately 100% of the notional value of its stock portfolio. The cash premium generated by the index call options is intended to supplement the dividend yield on the underlying stock portfolio to support the Fund’s distribution policy and to provide the potential for growth in value during rising markets and/or risk mitigation in the event of a market decline.

The writing of index call options on a broad equity index, while investing in a portfolio of equities, has the potential to enhance the BXMX’s risk-adjusted returns while exposing the Fund to less risk than unhedged equity investments. Hedging the equity portfolio with index call options may limit the Fund’s participation in market advances in exchange for the cash premium received for the written index call options. In addition, market declines are typically buffered by the amount of the cash premium received by the Fund. In flat or declining markets, BXMX’s call option premium can potentially enhance total return relative to the S&P 500® Index. In rising markets, the call options may reduce the Fund’s total return relative to the S&P 500® Index.

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

DIAX (or the Fund) seeks attractive total return with less volatility than the Dow Jones Industrial Average (DJIA). NAM varies the level of call option overwrite within a range of approximately 35% to 75%, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to carry out its principal investment strategy by emphasizing options on broad-based indexes, individual stocks in the DJIA, and options on custom baskets of stocks in addition to exchange-traded funds (ETFs). The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

Portfolio Managers’ Comments (continued)

For the Fund’s equity portfolio, NAM fully replicates the DJIA.

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

SPXX (or the Fund) seeks attractive total return with less volatility than the S&P 500® Index. NAM varies the level of option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors.

Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to emphasize index call options on the S&P 500® Index and can also employ an expanded range of options including index options on other broad-based indexes and options on custom baskets of stocks in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

NAM uses a quantitative process to construct the equity portfolio for SPPX. The model evaluates approximately 3,000 domestic and non-U.S. stocks to construct a portfolio of 200 to 400 stocks selected to match the risk characteristics of the S&P 500® Index, to the extent possible, while giving consideration to criteria and constraints established by NAM. Portfolio parameters may include, but are not limited to: tracking error of the portfolio to the S&P 500® Index, and overlap of holdings with the S&P 500® Index. In addition, NAM will consider the tax consequences of certain transactions within the equity portfolio and intends to manage the portfolio in a tax-efficient manner by taking, for example, capital losses when possible to offset realized capital gains. NAM will rebalance and adjust the equity portfolio as necessary for tracking and tax management purposes.

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

QQQX (or the Fund) seeks attractive total return with less volatility than the Nasdaq-100 Index. NAM varies the level of call option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund, in carrying out its principal options strategy, expects to primarily write index call options on the Nasdaq-100 Index and other broad-based indexes and can also write call options on a variety of other equity market indexes and options on custom baskets of stocks in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

NAM uses a quantitative process to construct the equity portfolio for QQQX. The model evaluates approximately 3,000 domestic and non-U.S. stocks to construct a portfolio of 100 to 200 stocks selected to match the risk characteristics of the Nasdaq-100 Index, to the extent possible, while giving consideration to criteria and constraints established by NAM. Portfolio parameters may include, but are not limited to: tracking error of the portfolio to the Nasdaq-100 Index, and overlap of holdings with the Nasdaq-100 Index. In addition, NAM will consider the tax consequences of certain transactions within the equity portfolio and intends to manage the portfolio in a tax-efficient manner by taking, for example, capital losses when possible to offset realized capital gains. NAM will rebalance and adjust the equity portfolio as necessary for tracking and tax management purposes.

How did the Funds perform during the twelve-month reporting period ended December 31, 2020?

The tables in the Performance Overview and Holding Summaries section of this report provide total returns at net asset value (NAV) for the period ended December 31, 2020. Each Fund’s total returns at NAV are compared with the performance of its corresponding market index and, as available, a secondary custom blended benchmark.

For the twelve-month reporting period ended December 31, 2020, BXMX’s shares at NAV outperformed the Cboe S&P 500® BuyWrite Index (BXMSM), its primary index.

DIAX underperformed the Dow Jones Industrial Average and its secondary index, the DIAX Blended Benchmark, which is a blended return consisting of 1) 55% Cboe DJIA BuyWrite Index (BXDSM) and 2) 45% Dow Jones Industrial Average. SPXX underperformed the S&P 500® Index, but outperformed its secondary index the SPXX Blended Benchmark, which is a blended return consisting of 1) 55% the Cboe S&P 500® BuyWrite Index (BXMSM) and 2) 45% the S&P 500® Index. QQQX underperformed the Nasdaq-100 Index and its secondary index, the QQQX Blended Benchmark, which is a blended return consisting of 1) 55% Cboe Nasdaq 100 BuyWrite Index (BXNSM) and 2) 45% Nasdaq-100® Index. Each Fund’s Blended Benchmark is described further in the Glossary of Terms Used in this Report.

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Active index call writing generated risk-mitigating cash flow for the Fund throughout the twelve-month period. In achieving its low-volatility objective, the measured risk of the Fund was lower than that of the U.S. equity market and the BXMSM, as its standard deviation of daily returns for 2020 was 23.74%, versus 34.43% and 27.01% for the S&P 500® Index and the BXMSM, respectively. The Fund exhibited a beta to the BXMSM of 0.85 for the reporting period. Additionally, the Fund’s active approach to index call writing contributed positively to the Fund’s returns during the equity market’s steep bear market decline in the first quarter of 2020, and during the smaller equity pullback in September and October 2020.

The index call options written by the Fund often have similar characteristics to the index call options present in the BXMSM at any given time. However, unlike the BXMSM, the Fund employs an active strategy that gives its portfolio management team discretion to diversify expiration dates and strike prices across a portfolio of index call options, and to opportunistically pursue attractive call premiums while maintaining a relatively consistent risk profile. This approach led to the Fund’s outperformance relative to the BXMSM for the reporting period as well as during the first, second, and fourth quarters 2020. Specifically, during the first quarter 2020, the Fund’s active approach generated higher cash flow from written index call options and lower market exposure, relative to its benchmark as the cash flow generated by the BXMSM was limited to one index call option written just prior to the equity market decline and one index call option written during the decline. Additionally, the passive approach of the BXMSM resulted in increasing market exposure as the equity market fell. The Fund’s active approach also added value over the BXMSM during the second and fourth quarters 2020 as the Fund experienced fewer written call option losses than the BXMSM by making several index call option trades to increase cash flow and maintain relatively consistent equity market exposure as the market advanced. During these periods the BXMSM’s passive, single contract approach resulted in lower market exposure and less cash flow over the course of the market’s advances.

Writing index call options limited equity market participation, generally detracting from the Fund’s return in the second, third and fourth quarters of 2020, consistent with expectations during periods when the equity market advances at an above average rate. The Fund’s underperformance, relative to the BXMSM, in the third quarter 2020 was primarily due to a larger loss than the BXMSM for the month of September 2020. Consistent with its active approach, the Fund began September 2020 with the weighted-average strike price of its written index call option portfolio approximately at-the-money, resulting in relatively more exposure to the market’s decline than the BXMSM, which began the month with very low market exposure as the strong market advance in August 2020 put its written index call option deep in-the-money.

Portfolio Managers’ Comments (continued)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

DIAX’s call option strategy is expected to dampen the beta (a measure of price volatility) of the overall portfolio. Active index call writing generated risk-reducing cash flow throughout the reporting period. In attempting to achieve its low volatility objective, the Fund’s annualized standard deviation of daily returns for the reporting period was 32.45% compared to 36.78% and 30.39% for Dow Jones Industrial Average and the secondary index, which is a blend of 55% Cboe DJIA BuyWrite Index (BXDSM) and 45% Dow Jones Industrial Average, respectively. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the Index.

It is important to note the relationship between the market’s implied volatility that is measured by the Chicago Board Options Exchange (Cboe) Volatility Index® (the “VIX®”), and option writing. Implied volatility is a component of an option itself. It is the estimated volatility of an asset underlying an option. Higher implied volatilities result in higher option prices. The same can be said about the implied volatility of the market.

During the first half of the reporting period, equity markets, including the Index, rapidly sold off in February 2020, reaching bear market territory (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. During the first half of the reporting period, the VIX® averaged 32.87, well above its historical average of 19.24. The VIX® rose as high as 85.47 on March 18, 2020, just shy of its all-time intra-day high reading of 89.53 set in 2008. The VIX® ended the reporting period at 22.75.

In the second half of the reporting period, NAM took a more dynamic approach to the overwrite strategy. We maintained an approximate 58% overwrite but had periods where the overwrite was as low as 38% and other times where it reached nearly 71%, which is above its long-term target of 55%. During the second half of the reporting period, the VIX® averaged 30.43, well above its historical average of 19.24 and we took advantage of the VIX’s volatility to add new positions. We also bought and sold call options on single name positions, added strangle positions which involved selling a call and a put option on an index, and added a limited number of put options as the markets rebounded.

Several factors contributed to performance. NAM bought and sold options on single-name positions, including American Express Co, Walmart Inc, Chevron Corp, Johnson & Johnson, eBay Inc, Pfizer Inc and Merck & Co Inc, which contributed to performance. In both instances, the Fund was able to take advantage of the higher levels of volatility and capture additional option premium income. During the fourth quarter 2020, the portfolio management team made several tactical trades selling short-term call options, which contributed to performance. NAM also sold put options, which also contributed to performance. In periods of rising equity markets, consistently selling put options helps to generate additional income as these obligations expire worthless. Selling puts generates immediate portfolio income which the Fund maintains when the put expires out-of-the-money. Lastly, the Fund’s call writing strategy provided some risk mitigation during the sell-off in February, March, September and October 2020.

Several factors influenced the Fund’s underperformance. The February 2020 options contract expiration and roll came just prior to the shift in market volatility. Call options written by the Fund in February 2020 provided relatively modest downside protection compared to equity losses through the market sell-off. This was exacerbated by the March 2020 expiration date being closely aligned with the market bottom. Writing near-the-money call options limited upside participation in the partial recovery at the end of the March 2020. The sudden shift from a low- to high-volatility environment and the timing of the Fund’s options contract expirations had a significant impact on the Fund’s return during the reporting period. In addition, NAM wrote call options on the Russell 2000® Index which detracted from performance during the second half of the reporting period. The Russell 2000® Index rallied sharply during the reporting period. As a result, the Fund collected less premium income as it unwound positions in the index at higher prices than was originally received in premium. NAM also wrote S&P 500® Index options rather than those based on the narrower DJIA. During the fourth quarter 2020, the S&P 500® Index outperformed the DJIA which resulted in more premium being spent to close the positions at expiration. Lastly, the Fund was not able to fully participate in the equity market advances as the upside potential was capped due to the overwrite strategy.

The equity portfolio of DIAX fully replicates the DJIA and thus contributes no return differential to the Fund’s benchmark, the DJIA.

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

SPXX’s call option strategy is expected to dampen the beta (a measure of price volatility) of the overall portfolio. Active index call writing generated risk-reducing cash flow throughout the reporting period. In attempting to achieve its low volatility objective, the Fund’s annualized standard deviation of daily returns for the reporting period was 30.59% compared to 34.44% and 29.67% for the S&P 500® Index and its secondary index, which is a blend of 55% the Cboe S&P 500® BuyWrite Index (BXMSM) and 45% the S&P 500® Index, respectively. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the index. In rising markets, however, the options can hinder the Fund’s total return relative to the index.

It is important to note the relationship between market’s implied volatility that is measured by the Chicago Board Options Exchange (Cboe) Volatility Index® (the “VIX®”), and option writing. Implied volatility is a component of an option itself. It is the estimated volatility of an asset underlying an option. Higher implied volatilities result in higher option prices. The same can be said about the implied volatility of the market.

During the first half of the reporting period, equity markets, including the Index, rapidly sold off in February 2020, reaching bear market territory (a 20% drop from the previous high) within three weeks – the fastest bear market decline in history. Over the first half of the reporting period, the Index reached a high on February 19, 2020 and declined 34% to its low on March 23, 2020. During the first half of the reporting period, the VIX® averaged 32.87, well above its historical average of 19.24. The VIX® rose as high as 85.47 on March 18, 2020, just shy of its all-time intra-day high reading of 89.53 set in 2008. The VIX® ended the reporting period at 22.75.

During the second half of the reporting period, NAM took a more dynamic approach to the overwrite strategy and maintained an approximate 58% overwrite but had periods where the overwrite was a low as 38% and other times where it reached nearly 71%, which is above its long-term target of 55%. During the second half of the reporting period, the VIX® averaged 30.43, well above its historical average of 19.24, allowing the portfolio management team to take advantage of the VIX®’s volatility to add new positions. NAM also bought and sold call options on single name positions, added strangle positions which involved selling a call and a put option on an index, and added a limited number of put options as the markets rebounded.

Several factors contributed to performance. NAM bought and sold options on single-name positions, including American Express Co, Walmart Inc, Chevron Corp, Johnson & Johnson, eBay Inc, Pfizer Inc and Merck & Co Inc., which contributed to performance. In both instances, the Fund was able to take advantage of the higher levels of volatility and capture additional option premium income. During the fourth quarter 2020, the team made several tactical trades selling short-term call options, which contributed to performance. NAM also sold put options, which contributed to performance. In periods of rising equity markets, consistently selling put options helps to generate additional income as these obligations expire worthless. Selling puts generates immediate portfolio income which the Fund maintains when the put expires out-of-the-money. Lastly, the Fund’s call writing strategy provided some risk mitigation during the sell-off in February, March, September and October 2020.

Portfolio Managers’ Comments (continued)

Several factors influenced the Fund’s underperformance. The February 2020 options contract expiration and roll came just prior to the shift in market volatility. Call options written by the Fund in February 2020 provided relatively modest downside protection compared to equity losses through the market sell-off. This was exacerbated by the March 2020 expiration date being closely aligned with the market bottom. Writing near-the-money call options limited upside participation in the partial recovery at the end of the March 2020. The sudden shift from a low- to high-volatility environment and the timing of the Fund’s options contract expirations had a significant impact on the Fund’s return during the reporting period. In addition, NAM wrote call options on the Russell 2000® Index which detracted from performance during the second half of the reporting period. The Russell 2000® Index rallied sharply during the reporting period. As a result, the Fund collected less premium income as it unwound positions in the index at higher prices than was originally received in premium. Lastly, the Fund was not able to fully participate in the equity market advances as the upside potential was capped due to the overwrite strategy.

The equity portion of SPPX is quantitatively managed utilizing the investment process described above. The investment performance is primarily driven by the quantitative investment process, special criteria constraints and tax considerations established by NAM. NAM does not make active decision based upon market conditions, individual stocks, sector selection, country allocation, etc.

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

QQQX’s call option strategy is expected to dampen the beta (a measure of price volatility) of the overall portfolio. Active index call writing generated risk-reducing cash flow throughout the reporting period. In attempting to achieve its low volatility objective, the Fund’s annualized standard deviation of daily returns for the reporting period was 31.54% compared to 36.39% and 23.34% for the Nasdaq-100 Index 30.78% and its secondary index, which is a blend of 55% Cboe Nasdaq 100 BuyWrite Index (BXNSM) and 45% Nasdaq-100 Index, respectively. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the index.

It is important to note the relationship between market’s implied volatility that is measured by the Chicago Board Options Exchange (Cboe) Volatility Index® (the “VIX®”), and option writing. Implied volatility is a component of an option itself. It is the estimated volatility of an asset underlying an option. Higher implied volatilities result in higher option prices. The same can be said about the implied volatility of the market.

During the first half of the reporting period, equity markets, including the S&P 500® Index, rapidly sold off in February 2020, reaching bear market territory (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. During the first half of the reporting period, the VIX® averaged 32.87, well above its historical average of 19.24, The VIX® rose as high as 85.47 on March 18, 2020, just shy of its all-time intra-day high reading of 89.53 set in 2008. The VIX® ended the reporting period at 22.75.

In the second half of the reporting period, NAM took a more dynamic approach to the overwrite strategy and maintained an approximate 58% overwrite but had periods where the overwrite was a low as 38% and other times where it reached nearly 71%, which is above its long-term target of 55%. During the second half of the reporting period, the VIX® averaged 30.43, well above its historical average of 19.24 and we took advantage of the VIX®’s volatility to add new positions. NAM also bought and sold call options on single name positions, added strangle positions which involved selling a call and a put option on an index, and added a limited number of put options as the markets rebounded.

Several factors contributed to performance. NAM bought and sold options on single-name positions, including American Express Co, Walmart Inc, Chevron Corp, Johnson & Johnson, eBay Inc, Pfizer Inc and Merck & Co Inc. These positions contributed to performance. In both instances, the Fund was able to take advantage of the higher levels of volatility and capture additional option premium income. During the fourth quarter 2020, the team made several tactical trades selling short-term call options, which contributed to performance. NAM also sold put options, which also contributed to performance. In periods of rising equity markets, consistently selling put options helps to generate additional income as these obligations expire worthless. Selling puts generates immediate portfolio income which the Fund maintains when the put expires out-of-the-money. Lastly, the Fund’s call writing strategy provided some risk mitigation during the sell-off in February, March, September and October 2020.

Several factors influenced the Fund’s underperformance. The February 2020 options contract expiration and roll came just prior to the shift in market volatility. Call options written by the Fund in February 2020 provided relatively modest downside protection compared to equity losses through the market sell-off. This was exacerbated by the March 2020 expiration date being closely aligned with the market bottom. Writing near-the-money call options limited upside participation in the partial recovery at the end of the March 2020. The sudden shift from a low- to high-volatility environment and the timing of the Fund’s options contract expirations had a significant impact on the Fund’s return during the reporting period. In addition, NAM wrote call options on the Russell 2000® Index which detracted from performance during the second half of the reporting period. The Russell 2000® Index rallied sharply during the reporting period. As a result, the Fund collected less premium income as it unwound positions in the index at higher prices than was originally received in premium. Lastly, the Fund was not able to fully participate in the equity market advances as the upside potential was capped due to the overwrite strategy.

The equity portion of QQQX is quantitatively managed utilizing the investment process described above. The investment performance is primarily driven by the quantitative investment process, special criteria constraints and tax considerations established by NAM. NAM does not make active decision based upon market conditions, individual stocks, sector selection, country allocation, etc.

Common Share Information

DISTRIBUTION INFORMATION

The following 19(a) Notice presents the Funds’ most current distribution information as of November 30, 2020 as required by certain exempted regulatory relief the Funds have received.

Because the ultimate tax character of your distributions depends on the Funds’ performance for its entire fiscal year (which is the calendar year for the Funds) as well as certain fiscal year-end (FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Funds’ IRS Form 1099 statement.

DISTRIBUTION INFORMATION – AS OF NOVEMBER 30, 2020

This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy.

Each Fund may in certain periods distribute more than its income and net realized capital gains, and the Funds currently estimate that they have done so for the fiscal year-to-date period. In such instances, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Funds’ investment performance. For example, if a Fund generates a positive total return during a reporting period that is commensurate with its distribution rate, and realizes net gains by selling portfolio securities, a substantial portion of its distribution will likely be characterized as capital gains; but if the Fund generated such commensurate returns but instead did not realize net gains by selling portfolio securities during that period, then a substantial portion of its distributions in most cases would largely be characterized as a “return of capital”, despite the fact that the distributions were commensurate with those positive returns. Neither a capital gain distribution nor a return of capital distribution should be confused with “yield” or “income.”

The amounts and sources of distributions set forth below are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Funds’ investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Funds’ distributions and the basis for these estimates are available on www.nuveen.com/cef.

The following table provides estimates of the Funds’ distribution sources, reflecting year-to-date cumulative experience through the latest month-end. Each Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of November 30, 2020

			Estimated Per Share Sources of Distribution[1]				Estimated Percentage of the Distribution[1]
Fund	Inception Date	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
BXMX (FYE 12/31)	10/2004
Current Quarter		$0.2150	$0.0295	$0.0000	$0.0000	$0.1855	13.70%	0.00%	0.00%	86.30%
Fiscal YTD		$0.8775	$0.1202	$0.0000	$0.0000	$0.7573	13.70%	0.00%	0.00%	86.30%
DIAX (FYE 12/31)	04/2005
Current Quarter		$0.2730	$0.0562	$0.1956	$0.0000	$0.0213	20.60%	71.60%	0.00%	7.80%
Fiscal YTD		$1.1140	$0.2292	$0.7980	$0.0000	$0.0868	20.60%	71.60%	0.00%	7.80%
SPXX (FYE 12/31)	11/2005
Current Quarter		$0.2450	$0.0385	$0.0000	$0.0000	$0.2065	15.70%	0.00%	0.00%	84.30%
Fiscal YTD		$1.0000	$0.1572	$0.0000	$0.0000	$0.8428	15.70%	0.00%	0.00%	84.30%
QQQX (FYE 12/31)	01/2007
Current Quarter		$0.3900	$0.0065	$0.0000	$0.0000	$0.3835	1.70%	0.00%	0.00%	98.30%
Fiscal YTD		$1.5600	$0.0260	$0.0000	$0.0000	$1.5340	1.70%	0.00%	0.00%	98.30%

[1]

Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.

The following table provides information regarding the Funds’ distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of November 30, 2020

					Annualized		Cumulative
Fund	Inception Date	Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Dist. Rate on NAV[1]	Fiscal YTD Return on NAV	Fiscal YTD Dist. Rate on NAV[1]
BXMX	10/2004	$0.2150	$0.8775	$13.64	7.32%	6.43%	5.40%	6.43%
DIAX	04/2005	$0.2730	$1.1140	$16.55	7.30%	6.73%	(3.66%)	6.73%
SPXX	11/2005	$0.2450	$1.0000	$15.96	8.12%	6.27%	3.65%	6.27%
QQQX	01/2007	$0.3900	$1.5600	$26.02	12.39%	6.00%	13.59%	6.00%

[1]	As a percentage of 11/30/20 NAV.

DISTRIBUTION INFORMATION – AS OF DECEMBER 31, 2020

The following tables provide information regarding the Funds’ common share distributions and total return performance for the fiscal year ended December 31, 2020. This information is intended to help you better understand whether the Funds’ returns for the specified time period were sufficient to meet its distributions.

Data as of December 31, 2020

	Per Share Sources of Distribution					Percentage of the Distribution
Fund	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]
BXMX
Fiscal YTD	$0.8775	$0.1194	$0.0000	$0.0000	$0.7581	13.61%	0.00%	0.00%	86.39%
DIAX
Fiscal YTD	$1.1140	$0.2202	$0.8136	$0.0000	$0.0802	19.77%	73.03%	0.00%	7.20%
SPXX
Fiscal YTD	$1.0000	$0.1533	$0.0000	$0.0000	$0.8467	15.33%	0.00%	0.00%	84.67%
QQQX
Fiscal YTD	$1.5600	$0.0120	$0.0000	$0.0000	$1.5480	0.77%	0.00%	0.00%	99.23%

Common Share Information (continued)

Data as of December 31, 2020

			Annualized
Fund	Inception Date	Net Asset Value (NAV)	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV
BXMX	10/2004	$13.75	7.92%	7.81%	6.38%
DIAX	04/2005	$16.65	(1.49)%	8.02%	6.69%
SPXX	11/2005	$16.17	6.60%	8.96%	6.20%
QQQX	01/2007	$26.32	16.61%	13.25%	5.97%

[1]

Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE EQUITY SHELF PROGRAMS

During the current reporting period, the Funds were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The total amount of common shares authorized under these Shelf Offerings are as shown in the accompanying table.

	BXMX		DIAX		SPXX		QQQX
Additional authorized common shares	10,400,000	*	3,600,000	*	1,600,000	**	11,355,021

*	Represents additional authorized common shares for the period January 1, 2020 through October 30, 2020.
**	Represents additional authorized common shares for the period January 1, 2020 through April 30, 2020.

During the current reporting period, the Funds sold common shares through their Shelf Offerings at a weighted average premium to their NAV per common share as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Common shares sold through shelf offering	7,583	25,901	264,171	2,039,187
Weighted average premium to NAV per common share sold	1.07%	1.12%	1.57%	1.80%

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details of Shelf Offerings and each Fund’s respective transactions.

COMMON SHARE REPURCHASES

During August 2020, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of December 31, 2020, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Common shares cumulatively repurchased and retired	460,238	—	383,763	—
Common shares authorized for repurchase	10,405,000	3,635,000	1,715,000	4,105,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of December 31, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Common share NAV	$13.75	$16.65	$16.17	$26.32
Common share price	$12.88	$15.20	$15.24	$26.01
Premium/(Discount) to NAV	(6.33)%	(8.71)%	(5.75)%	(1.18)%
12-month average premium/(discount) to NAV	(8.73)%	(9.01)%	(7.01)%	(1.62)%

BXMX	Nuveen S&P 500 Buy-Write Income Fund Performance Overview and Holding Summaries as of December 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
BXMX at Common Share NAV	7.92%	7.81%	8.01%
BXMX at Common Share Price	1.16%	6.51%	8.24%
Cboe S&P 500® BuyWrite Index (BXMSM)	(2.75)%	5.33%	6.14%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	101.0%
Investments Purchased with Collateral from Securities Lending	0.1%
Repurchase Agreements	2.7%
Other Assets Less Liabilities	(3.8)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Apple Inc	7.0%
Microsoft Corp	5.7%
Amazon.com Inc	4.6%
Alphabet Inc	3.5%
Facebook Inc	2.2%

Portfolio Composition

(% of total investments)

Software	8.9%
Technology Hardware, Storage & Peripherals	6.9%
Interactive Media & Services	5.6%
Semiconductors & Semiconductor Equipment	5.2%
IT Services	5.2%
Internet & Direct Marketing Retail	4.9%
Pharmaceuticals	4.1%
Banks	3.7%
Health Care Equipment & Supplies	3.7%
Health Care Providers & Services	2.7%
Equity Real Estate Investment Trust	2.4%
Specialty Retail	2.1%
Oil, Gas & Consumable Fuels	2.1%
Insurance	2.1%

Entertainment	2.0%
Household Products	2.0%
Diversified Financial Services	2.0%
Capital Markets	1.9%
Biotechnology	1.8%
Aerospace & Defense	1.8%
Food & Staples Retailing	1.7%
Chemicals	1.7%
Diversified Telecommunication Services	1.7%
Machinery	1.6%
Investments Purchased with Collateral from Securities Lending	0.0%
Repurchase Agreements	2.6%
Other[1]	19.6%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund Performance Overview and Holding Summaries as of December 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
DIAX at Common Share NAV	(1.49)%	8.02%	8.63%
DIAX at Common Share Price	(6.73)%	8.49%	7.95%
Dow Jones Industrial Average (DJIA)	9.72%	14.65%	12.97%
DIAX Blended Benchmark[1]	3.41%	9.67%	8.97%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1	The DIAX Blended Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite Index (BXD), 2) 45% Dow Jones Industrial Average (DJIA).

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.3%
Repurchase Agreements	0.8%
Other Assets Less Liabilities	(1.1)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

UnitedHealth Group Inc	7.5%
Home Depot Inc	5.7%
Goldman Sachs Group Inc	5.7%
Amgen Inc	4.9%
salesforce.com Inc	4.8%

Portfolio Composition

(% of total investments)

Software	9.5%
Industrial Conglomerates	8.3%
Health Care Providers & Services	7.5%
IT Services	7.3%
Specialty Retail	5.7%
Capital Markets	5.6%
Pharmaceuticals	5.1%
Biotechnology	4.9%
Hotels, Restaurants & Leisure	4.6%
Aerospace & Defense	4.6%
Food & Staples Retailing	3.9%
Machinery	3.9%
Entertainment	3.9%
Textiles, Apparel & Luxury Goods	3.0%
Insurance	3.0%
Repurchase Agreements	0.7%
Other[1]	18.5%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund Performance Overview and Holding Summaries as of December 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
SPXX at Common Share NAV	6.60%	8.96%	8.49%
SPXX at Common Share Price	(0.24)%	9.86%	8.80%
S&P 500® Index	18.40%	15.22%	13.88%
SPXX Blended Benchmark[1]	6.54%	9.76%	9.64%

Performance prior to December 22, 2014, reflects the Fund’s performance under the management of a sub-adviser using an investment strategy that differed from those currently in place.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1	The SPXX Blended Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) S&P 500 BuyWrite Index (BXMSM), 2) 45% S&P 500®.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	99.0%
Exchange-Traded Funds	1.4%
Warrants	0.0%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	0.0%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	(1.1)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Apple Inc	7.4%
Microsoft Corp	6.0%
Amazon.com Inc	4.6%
Alphabet Inc	3.7%
Facebook Inc	2.3%

Portfolio Composition

(% of total investments)

Software	7.7%
Technology Hardware, Storage & Peripherals	7.3%
Interactive Media & Services	6.1%
IT Services	5.5%
Internet & Direct Marketing Retail	5.4%
Semiconductors & Semiconductor Equipment	5.2%
Pharmaceuticals	3.9%
Banks	3.4%
Health Care Providers & Services	3.1%
Specialty Retail	2.9%
Health Care Equipment & Supplies	2.9%
Machinery	2.8%
Capital Markets	2.6%
Entertainment	2.5%

Beverages	2.3%
Insurance	2.0%
Household Products	1.9%
Equity Real Estate Investment Trust	1.8%
Oil, Gas & Consumable Fuels	1.8%
Aerospace & Defense	1.7%
Chemicals	1.7%
Automobiles	1.6%
Hotels, Restaurants & Leisure	1.6%
Communications Equipment	1.5%
Other[1]	18.7%
Exchange-Traded Funds	1.4%
Investments Purchased with Collateral from Securities Lending	0.0%
Repurchase Agreements	0.7%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund Performance Overview and Holding Summaries as of December 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
QQQX at Common Share NAV	16.61%	13.25%	13.95%
QQQX at Common Share Price	15.66%	13.77%	14.42%
Nasdaq 100® Index	48.88%	24.27%	20.63%
QQQX Blended Benchmark[1]	24.58%	16.08%	13.58%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1	The QQQX Blended Benchmark consists of: 1) 55% Chicago Board of Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM), 2) 45% Nasdaq-100 Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.8%
Exchange-Traded Funds	0.4%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	0.0%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	(1.4)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Apple Inc	14.5%
Microsoft Corp	12.2%
Amazon.com Inc	11.9%
Alphabet Inc	8.8%
Facebook Inc	4.2%

Portfolio Composition

(% of total investments)

Software	15.2%
Internet & Direct Marketing Retail	14.6%
Interactive Media & Services	14.5%
Technology Hardware, Storage & Peripherals	14.5%
Semiconductors & Semiconductor Equipment	12.7%
Biotechnology	4.8%
IT Services	4.6%
Other[1]	18.5%
Exchange-Traded Funds	0.4%
Investments Purchased with Collateral from Securities Lending	0.0%
Repurchase Agreements	0.2%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen S&P 500 Buy-Write Income Fund,

Nuveen Dow 30SM Dynamic Overwrite Fund,

Nuveen S&P 500 Dynamic Overwrite Fund and

Nuveen Nasdaq 100 Dynamic Overwrite Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen S&P 500 Buy-Write Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund and Nuveen Nasdaq 100 Dynamic Overwrite Fund (hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

February 25, 2021

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

BXMX	Nuveen S&P 500 Buy-Write Income Fund Portfolio of Investments December 31, 2020

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 101.0%

	COMMON STOCKS – 101.0% (2)

	Aerospace & Defense – 1.7%

28,960	Boeing Co	$6,199,178
9,566	HEICO Corp	1,266,538
62,456	Howmet Aerospace Inc	1,782,494
12,552	Huntington Ingalls Industries Inc	2,139,865
13,748	Northrop Grumman Corp	4,189,291
118,674	Raytheon Technologies Corp	8,486,378
	Total Aerospace & Defense	24,063,744

	Air Freight & Logistics – 0.6%

48,891	United Parcel Service Inc, Class B	8,233,244

	Airlines – 0.2%

19,506	Alaska Air Group Inc	1,014,312
33,335	United Airlines Holdings Inc, (3)	1,441,739
	Total Airlines	2,456,051

	Auto Components – 0.1%

10,862	Cooper Tire & Rubber Co	439,911
50,606	Gentex Corp	1,717,062
	Total Auto Components	2,156,973

	Automobiles – 0.3%

422,587	Ford Motor Co	3,714,540
24,260	Harley-Davidson Inc	890,342
	Total Automobiles	4,604,882

	Banks – 3.9%

150,655	Citigroup Inc	9,289,387
26,341	Comerica Inc	1,471,408
98,788	Fifth Third Bancorp	2,723,585
108,513	First Horizon Corp	1,384,626
168,863	JPMorgan Chase & Co	21,457,422
165,652	KeyCorp	2,718,349
22,835	M&T Bank Corp	2,906,896
119,082	People’s United Financial Inc	1,539,730
41,891	PNC Financial Services Group Inc	6,241,759
172,561	Regions Financial Corp	2,781,684
60,439	Zions Bancorp	2,625,470
	Total Banks	55,140,316

	Beverages – 1.6%

307,680	Coca-Cola Co	16,873,171
23,448	Keurig Dr Pepper Inc	750,336
56,712	Monster Beverage Corp, (3)	5,244,726
	Total Beverages	22,868,233

	Biotechnology – 1.9%

103,252	AbbVie Inc	11,063,452
3,766	Alnylam Pharmaceuticals Inc, (3)	489,467
34,141	Amgen Inc	7,849,699
9,766	Biogen Inc, (3)	2,391,303
9,243	BioMarin Pharmaceutical Inc, (3)	810,518
2,000	Exact Sciences Corp, (3)	264,980

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments December 31, 2020

Shares	Description (1)	Value

	Biotechnology (continued)

67,257	Gilead Sciences Inc	$3,918,393
1,956	Seagen Inc, (3)	342,574
	Total Biotechnology	27,130,386

	Building Products – 0.5%

15,381	Allegion plc	1,790,041
77,134	Carrier Global Corp	2,909,494
48,429	Masco Corp	2,660,205
	Total Building Products	7,359,740

	Capital Markets – 2.0%

98,484	Charles Schwab Corp	5,223,591
21,911	CME Group Inc	3,988,898
42,992	Eaton Vance Corp	2,920,447
44,488	Intercontinental Exchange Inc	5,129,021
8,344	MSCI Inc	3,725,846
21,694	S&P Global Inc	7,131,469
	Total Capital Markets	28,119,272

	Chemicals – 1.8%

16,669	Chemours Co	413,224
52,881	Corteva Inc	2,047,552
53,214	Dow Inc	2,953,377
73,557	DuPont de Nemours Inc	5,230,638
37,977	Eastman Chemical Co	3,808,334
33,382	Linde PLC	8,796,491
20,651	Olin Corp	507,189
14,399	RPM International Inc	1,307,141
	Total Chemicals	25,063,946

	Commercial Services & Supplies – 0.5%

13,228	Waste Connections Inc	1,356,796
47,435	Waste Management Inc	5,594,010
	Total Commercial Services & Supplies	6,950,806

	Communications Equipment – 1.0%

13,699	Ciena Corp, (3)	723,992
268,289	Cisco Systems Inc	12,005,933
5,140	Lumentum Holdings Inc, (3)	487,272
27,916	Viavi Solutions Inc, (3)	418,042
	Total Communications Equipment	13,635,239

	Consumer Finance – 0.6%

42,085	Discover Financial Services	3,809,955
98,887	SLM Corp	1,225,210
111,921	Synchrony Financial	3,884,778
	Total Consumer Finance	8,919,943

	Containers & Packaging – 0.5%

13,574	Avery Dennison Corp	2,105,463
22,123	Crown Holdings Inc, (3)	2,216,725
15,364	Packaging Corp of America	2,118,849
18,945	Sonoco Products Co	1,122,491
	Total Containers & Packaging	7,563,528

	Diversified Financial Services – 2.0%

105,638	Berkshire Hathaway Inc, Class B, (3)	24,494,283
53,398	Jefferies Financial Group Inc	1,313,591
59,639	Voya Financial Inc	3,507,369
	Total Diversified Financial Services	29,315,243

	Diversified Telecommunication Services – 1.7%

402,841	AT&T Inc	11,585,707

Shares	Description (1)	Value

	Diversified Telecommunication Services (continued)

228,346	Verizon Communications Inc	$13,415,328
	Total Diversified Telecommunication Services	25,001,035

	Electric Utilities – 1.5%

104,377	Duke Energy Corp	9,556,758
49,088	Entergy Corp	4,900,946
61,129	Evergy Inc	3,393,271
52,512	OGE Energy Corp	1,673,032
29,198	Pinnacle West Capital Corp	2,334,380
	Total Electric Utilities	21,858,387

	Electrical Equipment – 0.7%

64,438	Emerson Electric Co	5,178,882
8,860	Hubbell Inc	1,389,159
13,511	Rockwell Automation Inc	3,388,694
	Total Electrical Equipment	9,956,735

	Electronic Equipment, Instruments & Components – 0.4%

20,728	CDW Corp	2,731,743
86,143	Corning Inc	3,101,148
	Total Electronic Equipment, Instruments & Components	5,832,891

	Energy Equipment & Services – 0.3%

72,910	Halliburton Co	1,377,999
131,193	Schlumberger NV	2,863,943
	Total Energy Equipment & Services	4,241,942

	Entertainment – 2.1%

20,933	Netflix Inc, (3)	11,319,101
1,607	Roku Inc, (3)	533,556
99,744	Walt Disney Co, (3)	18,071,618
	Total Entertainment	29,924,275

	Equity Real Estate Investment Trust – 2.5%

97,035	American Homes 4 Rent, Class A	2,911,050
33,023	American Tower Corp	7,412,343
73,114	Apartment Income REIT Corp, (3)	2,808,309
73,114	Apartment Investment and Management Co, Class A	386,042
123,846	Brandywine Realty Trust	1,475,006
81,089	CubeSmart	2,725,401
51,595	Equity Commonwealth	1,407,512
84,268	Healthcare Realty Trust Inc	2,494,333
88,255	Invitation Homes Inc	2,621,174
19,823	Lexington Realty Trust	210,520
51,162	Sabra Health Care REIT Inc	888,684
15,931	Sun Communities Inc	2,420,715
21,307	Ventas Inc	1,044,895
42,955	Welltower Inc	2,775,752
117,146	Weyerhaeuser Co	3,927,905
	Total Equity Real Estate Investment Trust	35,509,641

	Food & Staples Retailing – 1.8%

3,640	Casey’s General Stores Inc	650,177
30,614	Costco Wholesale Corp	11,534,743
55,722	Kroger Co	1,769,731
15,913	US Foods Holding Corp, (3)	530,062
80,123	Walmart Inc	11,549,730
	Total Food & Staples Retailing	26,034,443

	Food Products – 0.8%

14,782	Campbell Soup Co	714,710
19,945	Lamb Weston Holdings Inc	1,570,469
132,012	Mondelez International Inc, Class A	7,718,742

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments December 31, 2020

Shares	Description (1)	Value

	Food Products (continued)

12,100	Post Holdings Inc, (3)	$1,222,221
	Total Food Products	11,226,142

	Gas Utilities – 0.2%

30,465	Atmos Energy Corp	2,907,275
2,933	National Fuel Gas Co	120,634
	Total Gas Utilities	3,027,909

	Health Care Equipment & Supplies – 3.8%

109,747	Abbott Laboratories	12,016,199
19,198	Alcon Inc, (3)	1,266,684
7,646	Avanos Medical Inc, (3)	350,798
49,755	Baxter International Inc	3,992,341
142,885	Boston Scientific Corp, (3)	5,136,716
22,820	Danaher Corp	5,069,235
12,930	Hill-Rom Holdings Inc	1,266,752
30,531	Hologic Inc, (3)	2,223,573
8,251	IDEXX Laboratories Inc, (3)	4,124,427
10,914	Intuitive Surgical Inc, (3)	8,928,743
91,175	Medtronic PLC	10,680,240
	Total Health Care Equipment & Supplies	55,055,708

	Health Care Providers & Services – 2.8%

16,199	Anthem Inc	5,201,337
40,790	Centene Corp, (3)	2,448,624
24,590	Cigna Corp	5,119,146
8,265	Covetrus Inc, (3)	237,536
85,692	CVS Health Corp	5,852,763
20,595	HCA Healthcare Inc	3,387,054
50,660	UnitedHealth Group Inc	17,765,449
	Total Health Care Providers & Services	40,011,909

	Health Care Technology – 0.1%

5,329	Veeva Systems Inc, Class A, (3)	1,450,820

	Hotels, Restaurants & Leisure – 1.3%

33,299	Marriott International Inc, Class A	4,392,804
16,077	Restaurant Brands International Inc	982,466
99,297	Starbucks Corp	10,622,793
17,028	Wynn Resorts Ltd	1,921,269
	Total Hotels, Restaurants & Leisure	17,919,332

	Household Durables – 0.5%

20,159	Garmin Ltd	2,412,226
32,967	KB Home	1,105,054
41,679	Newell Brands Inc	884,845
7,363	TopBuild Corp, (3)	1,355,381
6,698	Whirlpool Corp	1,208,922
	Total Household Durables	6,966,428

	Household Products – 2.1%

99,150	Colgate-Palmolive Co	8,478,317
151,929	Procter & Gamble Co	21,139,401
1,338	Spectrum Brands Holdings Inc	105,675
	Total Household Products	29,723,393

	Industrial Conglomerates – 1.3%

38,682	3M Co	6,761,227
59,111	Honeywell International Inc	12,572,909
	Total Industrial Conglomerates	19,334,136

Shares	Description (1)	Value

	Insurance – 2.2%

2,535	Alleghany Corp	$1,530,354
49,044	Allstate Corp	5,391,407
49,370	Arthur J Gallagher & Co	6,107,563
37,130	CNO Financial Group Inc	825,400
23,577	Fidelity National Financial Inc	921,625
32,421	Genworth Financial Inc, Class A, (3)	122,551
38,545	Hartford Financial Services Group Inc	1,887,934
4,703	Kemper Corp	361,331
36,418	Lincoln National Corp	1,832,190
58,537	Loews Corp	2,635,336
7,573	RenaissanceRe Holdings Ltd	1,255,755
35,640	Travelers Cos Inc	5,002,787
48,100	W R Berkley Corp	3,194,802
	Total Insurance	31,069,035

	Interactive Media & Services – 5.8%

15,652	Alphabet Inc, Class A, (3)	27,432,321
13,564	Alphabet Inc, Class C, (3)	23,762,500
117,327	Facebook Inc, Class A, (3)	32,049,044
	Total Interactive Media & Services	83,243,865

	Internet & Direct Marketing Retail – 5.1%

20,386	Amazon.com Inc, (3)	66,395,775
2,808	Booking Holdings Inc, (3)	6,254,174
5,685	JD.com Inc, ADR, (3)	499,712
	Total Internet & Direct Marketing Retail	73,149,661

	IT Services – 5.4%

24,108	Akamai Technologies Inc, (3)	2,531,099
34,973	Automatic Data Processing Inc	6,162,243
16,990	Black Knight Inc, (3)	1,501,066
48,062	Fidelity National Information Services Inc	6,798,851
52,873	Mastercard Inc, Class A	18,872,489
63,806	PayPal Holdings Inc, (3)	14,943,365
2,541	Twilio Inc, Class A, (3)	860,128
17,828	VeriSign Inc, (3)	3,857,979
96,311	Visa Inc, Class A	21,066,105
	Total IT Services	76,593,325

	Leisure Products – 0.1%

25,861	Mattel Inc, (3)	451,275
6,048	Polaris Inc	576,253
	Total Leisure Products	1,027,528

	Life Sciences Tools & Services – 1.1%

9,493	Illumina Inc, (3)	3,512,410
26,382	Thermo Fisher Scientific Inc	12,288,208
	Total Life Sciences Tools & Services	15,800,618

	Machinery – 1.6%

39,124	Caterpillar Inc	7,121,350
53,690	Graco Inc	3,884,472
39,784	Otis Worldwide Corp	2,687,409
19,491	Parker-Hannifin Corp	5,309,543
16,044	Stanley Black & Decker Inc	2,864,817
10,383	Timken Co	803,229
4,597	Woodward Inc	558,673
	Total Machinery	23,229,493

	Media – 1.3%

260,291	Comcast Corp, Class A	13,639,248
25,183	New York Times Co, Class A	1,303,724
79,467	News Corp, Class A	1,428,022

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments December 31, 2020

Shares	Description (1)	Value

	Media (continued)

41,813	Omnicom Group Inc	$2,607,877
	Total Media	18,978,871

	Metals & Mining – 0.4%

15,614	Arconic Corp, (3)	465,297
13,907	Barrick Gold Corp	316,802
54,887	Newmont Corp	3,287,182
38,277	Nucor Corp	2,035,954
	Total Metals & Mining	6,105,235

	Mortgage Real Estate Investment Trust – 0.0%

26,802	Annaly Capital Management Inc	226,477

	Multiline Retail – 0.5%

25,320	Macy’s Inc	284,850
16,563	Nordstrom Inc	516,931
35,449	Target Corp	6,257,812
	Total Multiline Retail	7,059,593

	Multi-Utilities – 1.0%

59,539	Ameren Corp	4,647,614
17,519	NorthWestern Corp	1,021,533
60,957	Public Service Enterprise Group Inc	3,553,793
49,765	WEC Energy Group Inc	4,579,873
	Total Multi-Utilities	13,802,813

	Oil, Gas & Consumable Fuels – 2.2%

34,337	Cenovus Energy Inc	207,396
18,536	Cheniere Energy Inc, (3)	1,112,716
102,809	Chevron Corp	8,682,220
18,691	CNX Resources Corp, (3)	201,863
81,811	ConocoPhillips	3,271,622
18,591	Continental Resources Inc, (4)	303,033
234,625	Exxon Mobil Corp	9,671,243
32,046	Hess Corp	1,691,708
42,055	Marathon Petroleum Corp	1,739,395
17,934	Ovintiv Inc	257,532
33,181	Phillips 66	2,320,679
26,407	Suncor Energy Inc	443,109
27,570	Valero Energy Corp	1,559,635
	Total Oil, Gas & Consumable Fuels	31,462,151

	Pharmaceuticals – 4.3%

142,852	Bristol-Myers Squibb Co	8,861,110
45,400	Eli Lilly and Co	7,665,336
141,041	Johnson & Johnson	22,197,033
135,529	Merck & Co Inc	11,086,272
299,577	Pfizer Inc	11,027,429
37,171	Viatris Inc, (3)	696,584
	Total Pharmaceuticals	61,533,764

	Professional Services – 0.4%

2,240	CoStar Group Inc, (3)	2,070,387
9,803	ManpowerGroup Inc	884,035
25,509	TransUnion	2,531,003
	Total Professional Services	5,485,425

	Road & Rail – 1.0%

8,512	Canadian Pacific Railway Ltd	2,951,025
4,425	Lyft Inc, Class A, (3)	217,400
30,044	Norfolk Southern Corp	7,138,755
19,748	Old Dominion Freight Line Inc	3,854,415
14,397	Uber Technologies Inc, (3)	734,247
	Total Road & Rail	14,895,842

Shares	Description (1)		Value

	Semiconductors & Semiconductor Equipment – 5.4%

59,769	Advanced Micro Devices Inc, (3)		$5,481,415
81,004	Applied Materials Inc		6,990,645
24,355	Broadcom Inc		10,663,837
233,743	Intel Corp		11,645,076
12,579	Lam Research Corp		5,940,684
30,694	Marvell Technology Group Ltd		1,459,193
80,261	Micron Technology Inc, (3)		6,034,022
32,280	NVIDIA Corp		16,856,616
5,962	NXP Semiconductors NV		948,018
673	ON Semiconductor Corp, (3)		22,027
70,120	QUALCOMM Inc		10,682,081
	Total Semiconductors & Semiconductor Equipment		76,723,614

	Software – 9.2%

29,016	Adobe Inc, (3)		14,511,482
18,116	Autodesk Inc, (3)		5,531,539
552	CDK Global Inc		28,610
10,744	Check Point Software Technologies Ltd, (3)		1,427,985
370,588	Microsoft Corp		82,426,183
138,264	Oracle Corp		8,944,298
3,531	Palo Alto Networks Inc, (3)		1,254,882
50,148	salesforce.com Inc, (3)		11,159,435
12,353	ServiceNow Inc, (3)		6,799,462
	Total Software		132,083,876

	Specialty Retail – 2.2%

8,358	American Eagle Outfitters Inc		167,745
27,950	Best Buy Co Inc		2,789,130
4,047	Burlington Stores Inc, (3)		1,058,493
21,763	CarMax Inc, (3)		2,055,733
3,114	Five Below Inc, (3)		544,888
61,386	Home Depot Inc		16,305,349
55,284	Lowe’s Cos Inc		8,873,635
	Total Specialty Retail		31,794,973

	Technology Hardware, Storage & Peripherals – 7.2%

767,968	Apple Inc		101,901,674
6,851	Dell Technologies Inc, Class C, (3)		502,110
	Total Technology Hardware, Storage & Peripherals		102,403,784

	Textiles, Apparel & Luxury Goods – 1.0%

6,689	Kontoor Brands Inc		271,306
2,201	Lululemon Athletica Inc, (3)		766,014
72,372	NIKE Inc, Class B		10,238,467
40,235	VF Corp		3,436,471
	Total Textiles, Apparel & Luxury Goods		14,712,258

	Thrifts & Mortgage Finance – 0.0%

48,313	MGIC Investment Corp		606,328

	Tobacco – 0.5%

153,069	Altria Group Inc		6,275,829

29,443	British American Tobacco PLC, ADR		1,103,818
	Total Tobacco		7,379,647
	Total Long-Term Investments (cost $554,911,788)		1,446,024,848

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.1%

	Money Market Funds – 0.1%

317,525	State Street Navigator Securities Lending Government Money Market Portfolio, (5)	0.080% (6)	$317,525
	Total Investments Purchased with Collateral from Securities Lending (cost $317,525)		317,525

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments December 31, 2020

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.7%

	REPURCHASE AGREEMENTS – 2.7%

$38,858	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/20, repurchase price $38,857,846, collateralized by $1,163,300, U.S. Treasury Notes, 2.625%, due 12/31/23, value $1,248,730; $32,730,200, U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/24, value $38,386,345	0.000%	1/04/21	$38,857,846
	Total Short-Term Investments (cost $38,857,846)			38,857,846
	Total Investments (cost $594,087,159) – 103.8%			1,485,200,219
	Other Assets Less Liabilities – (3.8)% (7)			(53,746,088)
	Net Assets – 100%			$1,431,454,131

Investments in Derivatives

Options Written

Description (8)	Type	Number of Contracts	Notional Amount (9)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(425)	$(157,250,000)	$3,700	1/15/21	$(3,723,000)
S&P 500® Index	Call	(425)	(153,000,000)	3,600	1/15/21	(7,307,875)
S&P 500® Index	Call	(425)	(155,125,000)	3,650	1/15/21	(5,459,125)
S&P 500® Index	Call	(423)	(158,625,000)	3,750	1/15/21	(2,233,440)
S&P 500® Index	Call	(423)	(158,625,000)	3,750	1/29/21	(3,221,145)
S&P 500® Index	Call	(426)	(153,360,000)	3,600	2/19/21	(8,924,700)
S&P 500® Index	Call	(426)	(154,425,000)	3,625	2/19/21	(8,079,090)
S&P 500® Index	Call	(425)	(158,312,500)	3,725	2/19/21	(4,972,500)
S&P 500® Index	Call	(425)	(161,500,000)	3,800	3/19/21	(4,273,375)
Total Options Written (premiums received $37,687,451)		(3,823)	$(1,410,222,500)			$(48,194,250)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $300,002.

(5)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4- Portfolio Securities and Investments in Derivatives for more information.

(6)	The rate shown is the one-day yield as of the end of the reporting period.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	Exchange-traded, unless otherwise noted.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

See accompanying notes to financial statements.

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund Portfolio of Investments December 31, 2020

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.3%

	COMMON STOCKS – 100.3%

	Aerospace & Defense – 4.6%

130,654	Boeing Co, (2)	$27,967,795

	Banks – 2.7%

130,654	JPMorgan Chase & Co	16,602,204

	Beverages – 1.2%

130,654	Coca-Cola Co	7,165,065

	Biotechnology – 5.0%

130,654	Amgen Inc, (2)	30,039,968

	Capital Markets – 5.7%

130,654	Goldman Sachs Group Inc, (2)	34,454,766

	Chemicals – 1.2%

130,654	Dow Inc	7,251,297

	Communications Equipment – 1.0%

130,654	Cisco Systems Inc, (2)	5,846,767

	Consumer Finance – 2.6%

130,654	American Express Co, (2)	15,797,375

	Diversified Telecommunication Services – 1.3%

130,654	Verizon Communications Inc	7,675,923

	Entertainment – 3.9%

130,654	Walt Disney Co, (2), (3)	23,671,892

	Food & Staples Retailing – 4.0%

130,654	Walgreens Boots Alliance Inc	5,210,482
130,654	Walmart Inc	18,833,774
	Total Food & Staples Retailing	24,044,256

	Health Care Providers & Services – 7.6%

130,654	UnitedHealth Group Inc	45,817,745

	Hotels, Restaurants & Leisure – 4.6%

130,654	McDonald’s Corp, (2)	28,035,735

	Household Products – 3.0%

130,654	Procter & Gamble Co	18,179,198

	Industrial Conglomerates – 8.4%

130,654	3M Co, (2)	22,837,012
130,654	Honeywell International Inc	27,790,106
	Total Industrial Conglomerates	50,627,118

	Insurance – 3.0%

130,654	Travelers Cos Inc	18,339,902

	IT Services – 7.4%

130,654	International Business Machines Corp, (2)	16,446,726
130,654	Visa Inc, Class A	28,577,949
	Total IT Services	45,024,675

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2020

Shares	Description (1)			Value

	Machinery – 3.9%

130,654	Caterpillar Inc, (2)			$23,781,641

	Oil, Gas & Consumable Fuels – 1.8%

130,654	Chevron Corp, (2)			11,033,730

	Pharmaceuticals – 5.2%

130,654	Johnson & Johnson, (2)			20,562,327
130,654	Merck & Co Inc			10,687,497
	Total Pharmaceuticals			31,249,824

	Semiconductors & Semiconductor Equipment – 1.1%

130,654	Intel Corp			6,509,182

	Software – 9.6%

130,654	Microsoft Corp, (2)			29,060,063
130,654	salesforce.com Inc, (3)			29,074,434
	Total Software			58,134,497

	Specialty Retail – 5.7%

130,654	Home Depot Inc			34,704,316

	Technology Hardware, Storage & Peripherals – 2.9%

130,654	Apple Inc			17,336,479

	Textiles, Apparel & Luxury Goods – 3.0%

130,654	NIKE Inc, Class B			18,483,621
	Total Long-Term Investments (cost $276,297,199)			607,774,971

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.8%

	REPURCHASE AGREEMENTS – 0.8%

$4,560	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/20, repurchase price $4,559,957, collateralized by $4,499,500, U.S. Treasury Notes, 1.250%, due 7/31/23, value $4,651,192	0.000%	1/04/21	$4,559,957
	Total Short-Term Investments (cost $4,559,957)			4,559,957
	Total Investments (cost $280,857,156) – 101.1%			612,334,928
	Other Assets Less Liabilities – (1.1)% (4)			(6,733,452)
	Net Assets – 100%			$605,601,476

Investments in Derivatives

Options Purchased

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
Cboe Volatility Index (premiums paid $16,632)	Put	400	$760,000	$19	1/20/21	$11,000

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
NASDAQ 100® Stock Index	Call	(16)	$(21,760,000)	$13,600	1/15/21	$(23,760)
S&P 500® Index	Call	(40)	(15,400,000)	3,850	1/15/21	(43,400)
S&P 500® Index	Call	(135)	(50,085,000)	3,710	1/15/21	(1,080,000)
S&P 500® Index	Call	(710)	(264,120,000)	3,720	1/15/21	(5,161,700)
Total Options Written (premiums received $5,470,200)		(901)	$(351,365,000)			$(6,308,860)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.

(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

Cboe	Chicago Board Options Exchange

S&P	Standard & Poor’s

See accompanying notes to financial statements.

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund Portfolio of Investments December 31, 2020

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.0%

	COMMON STOCKS – 99.0%

	Aerospace & Defense – 1.7%

7,744	Boeing Co	$1,657,681
3,921	Lockheed Martin Corp	1,391,876
23,937	Raytheon Technologies Corp	1,711,735
	Total Aerospace & Defense	4,761,292

	Air Freight & Logistics – 0.8%

13,373	United Parcel Service Inc, Class B	2,252,013

	Airlines – 0.0%

1,686	Spirit Airlines Inc, (2)	41,223
1,446	United Airlines Holdings Inc, (2)	62,539
	Total Airlines	103,762

	Auto Components – 0.1%

7,012	Cooper Tire & Rubber Co	283,986

	Automobiles – 1.6%

34,359	Ford Motor Co	302,016
5,999	Tesla Inc, (2)	4,233,314
	Total Automobiles	4,535,330

	Banks – 3.5%

13,874	Associated Banc-Corp	236,552
1,569	Bank OZK	49,063
1,508	BankUnited Inc	52,448
24,364	Citigroup Inc	1,502,284
11,203	Comerica Inc	625,800
7,166	First Hawaiian Inc	168,974
15,312	First Midwest Bancorp Inc/IL	243,767
21,881	FNB Corp/PA	207,869
3,550	Fulton Financial Corp	45,156
9,405	Hope Bancorp Inc	102,608
40,080	JPMorgan Chase & Co, (3)	5,092,966
583	M&T Bank Corp	74,216
2,579	PacWest Bancorp	65,507
25,033	People’s United Financial Inc	323,677
2,043	Popular Inc	115,062
1,205	Renasant Corp	40,584
659	Signature Bank/New York NY	89,156
658	South State Corp	47,573
650	Texas Capital Bancshares Inc, (2)	38,675
3,878	Valley National Bancorp	37,810
11,047	Zions Bancorp NA	479,882
	Total Banks	9,639,629

	Beverages – 2.3%

6,192	Brown-Forman Corp, Class B	491,830
51,740	Coca-Cola Co	2,837,422
21,054	PepsiCo Inc	3,122,308
	Total Beverages	6,451,560

	Biotechnology – 1.5%

19,433	AbbVie Inc	2,082,246
8,813	Amgen Inc	2,026,285
	Total Biotechnology	4,108,531

Shares	Description (1)	Value

	Capital Markets – 2.7%

20,949	Charles Schwab Corp	$1,111,135
5,682	CME Group Inc	1,034,408
307	Federated Hermes Inc	8,869
6,744	Goldman Sachs Group Inc	1,778,460
12,113	Intercontinental Exchange Inc	1,396,508
23,719	Morgan Stanley	1,625,463
2,999	T Rowe Price Group Inc	454,019
	Total Capital Markets	7,408,862

	Chemicals – 1.7%

10,836	Corteva Inc	419,570
10,837	Dow Inc	601,454
6,283	DuPont de Nemours Inc	446,784
7,833	Eastman Chemical Co	785,493
3,923	Ecolab Inc	848,780
7,286	Olin Corp	178,944
1,937	Sherwin-Williams Co	1,423,521
	Total Chemicals	4,704,546

	Communications Equipment – 1.5%

65,585	Cisco Systems Inc	2,934,929
7,286	Motorola Solutions Inc	1,239,057
	Total Communications Equipment	4,173,986

	Consumer Finance – 0.6%

13,662	American Express Co	1,651,872

	Containers & Packaging – 0.4%

8,107	Avery Dennison Corp	1,257,477

	Diversified Financial Services – 1.3%

16,034	Berkshire Hathaway Inc, Class B, (2), (3)	3,717,804

	Diversified Telecommunication Services – 1.1%

26,507	AT&T Inc	762,341
417	Bandwidth Inc, Class A, (2)	64,081
36,137	Verizon Communications Inc, (3)	2,123,049
	Total Diversified Telecommunication Services	2,949,471

	Electric Utilities – 1.4%

3,632	ALLETE Inc	224,966
1,668	Alliant Energy Corp	85,952
1,603	Avangrid Inc	72,857
13,297	Duke Energy Corp	1,217,473
1,708	Edison International	107,297
6,084	Evergy Inc	337,723
7,180	FirstEnergy Corp	219,780
4,531	Hawaiian Electric Industries Inc	160,352
3,171	IDACORP Inc	304,511
2,166	NRG Energy Inc	81,333
4,414	OGE Energy Corp	140,630
2,042	PG&E Corp, (2)	25,443
4,056	Pinnacle West Capital Corp	324,277
5,647	PNM Resources Inc	274,049
7,150	Portland General Electric Co	305,806
2,741	PPL Corp	77,296
	Total Electric Utilities	3,959,745

	Electrical Equipment – 1.1%

5,829	Eaton Corp PLC	700,296
8,927	Emerson Electric Co	717,463
4,452	nVent Electric PLC	103,687
6,015	Rockwell Automation Inc	1,508,622
	Total Electrical Equipment	3,030,068

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2020

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 0.2%

18,044	Corning Inc	$649,584

	Energy Equipment & Services – 0.1%

466	Bristow Group Inc, (2)	12,265
1,887	ChampionX Corp, (2)	28,871
1,072	Dril-Quip Inc, (2)	31,753
1,243	Helmerich & Payne Inc	28,788
4,365	Patterson-UTI Energy Inc	22,960
14,440	TechnipFMC PLC	135,736
16,647	Transocean Ltd, (2), (4)	38,454
	Total Energy Equipment & Services	298,827

	Entertainment – 2.5%

6,011	Electronic Arts Inc	863,180
5,558	Netflix Inc, (2)	3,005,377
328	Take-Two Interactive Software Inc, (2)	68,155
16,102	Walt Disney Co/The, (2)	2,917,360
4,851	Zynga Inc, Class A, (2)	47,880
	Total Entertainment	6,901,952

	Equity Real Estate Investment Trust – 1.9%

9,948	Acadia Realty Trust	141,162
1,995	Agree Realty Corp	132,827
5,269	Apple Hospitality REIT Inc	68,023
4,774	Brandywine Realty Trust	56,858
4,722	Brixmor Property Group Inc	78,149
3,021	Broadstone Net Lease Inc, Class A	59,151
7,483	Columbia Property Trust Inc	107,306
8,663	CoreCivic Inc	56,743
1,089	Cousins Properties Inc	36,482
1,098	CubeSmart	36,904
1,729	CyrusOne Inc	126,476
11,724	DiamondRock Hospitality Co, (2)	96,723
1,549	Digital Realty Trust Inc	216,101
1,557	Easterly Government Properties Inc	35,266
14,750	Empire State Realty Trust Inc, Class A	137,470
13,762	Equity Commonwealth	375,427
664	Extra Space Storage Inc	76,931
1,273	Federal Realty Investment Trust	108,358
2,741	Geo Group, Inc	24,285
98	Healthcare Realty Trust Inc	2,901
12,391	Host Hotels & Resorts Inc	181,280
1,750	Hudson Pacific Properties Inc	42,035
144	Innovative Industrial Properties Inc	26,371
10,443	Kimco Realty Corp	156,749
1,455	Life Storage Inc	173,712
10,368	Macerich Co	110,627
5,572	Mack-Cali Realty Corp	69,427
3,371	National Retail Properties Inc	137,941
27,284	Paramount Group Inc	246,647
6,410	Park Hotels & Resorts Inc	109,932
7,431	Pebblebrook Hotel Trust	139,703
2,909	Physicians Realty Trust	51,780
3,188	Prologis Inc	317,716
1,063	QTS Realty Trust Inc, Class A	65,778
3,232	Regency Centers Corp	147,347
7,659	Retail Opportunity Investments Corp	102,554
6,344	Retail Properties of America Inc, Class A	54,305
3,073	RLJ Lodging Trust	43,483
6,229	Sabra Health Care REIT Inc	108,198
1,822	Service Properties Trust	20,935
1,366	Simon Property Group Inc	116,493
4,261	SITE Centers Corp	43,121
3,284	SL Green Realty Corp	195,661
4,169	Summit Hotel Properties Inc	37,563
12,062	Sunstone Hotel Investors Inc	136,662

Shares	Description (1)	Value

	Equity Real Estate Investment Trust (continued)

847	Ventas Inc	$41,537
5,339	Vornado Realty Trust	199,358
1,282	Welltower Inc	82,843
2,214	Xenia Hotels & Resorts Inc	33,653
	Total Equity Real Estate Investment Trust	5,166,954

	Food & Staples Retailing – 0.7%

13,662	Walmart Inc	1,969,377

	Food Products – 0.4%

12,387	Archer-Daniels-Midland Co, (3)	624,429
15,667	Conagra Brands Inc	568,085
	Total Food Products	1,192,514

	Health Care Equipment & Supplies – 2.9%

24,047	Abbott Laboratories, (3)	2,632,906
36,435	Boston Scientific Corp, (2)	1,309,838
2,189	Intuitive Surgical Inc, (2)	1,790,821
19,577	Medtronic PLC	2,293,250
120	Quidel Corp, (2)	21,558
	Total Health Care Equipment & Supplies	8,048,373

	Health Care Providers & Services – 3.1%

31	Acadia Healthcare Co Inc, (2)	1,558
4,100	Anthem Inc	1,316,469
8,000	CVS Health Corp	546,400
2,553	Humana Inc	1,047,419
6,079	Laboratory Corp of America Holdings, (2)	1,237,380
93	McKesson Corp	16,175
3,057	Tenet Healthcare Corp, (2)	122,066
12,300	UnitedHealth Group Inc	4,313,364
	Total Health Care Providers & Services	8,600,831

	Hotels, Restaurants & Leisure – 1.6%

12,756	McDonald’s Corp	2,737,183
894	Norwegian Cruise Line Holdings Ltd, (2)	22,734
15,767	Starbucks Corp	1,686,754
	Total Hotels, Restaurants & Leisure	4,446,671

	Household Durables – 0.3%

6,557	KB Home	219,791
4,004	Tempur Sealy International Inc, (2)	108,108
2,293	Whirlpool Corp	413,863
	Total Household Durables	741,762

	Household Products – 1.9%

10,458	Colgate-Palmolive Co	894,264
8,653	Kimberly-Clark Corp	1,166,684
23,430	Procter & Gamble Co	3,260,050
	Total Household Products	5,320,998

	Independent Power & Renewable Electricity Producers – 0.1%

1,122	Clearway Energy Inc, Class C	35,826
172	Ormat Technologies Inc	15,528
617	Sunnova Energy International Inc, (2)	27,845
8,660	Vistra Corp	170,256
	Total Independent Power & Renewable Electricity Producers	249,455

	Industrial Conglomerates – 1.5%

9,198	3M Co	1,607,719
11,839	Honeywell International Inc	2,518,155
	Total Industrial Conglomerates	4,125,874

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2020

Shares	Description (1)	Value

	Insurance – 2.0%

13,662	Arthur J Gallagher & Co	$1,690,126
7,559	Fidelity National Financial Inc	295,481
15,393	Marsh & McLennan Cos Inc	1,800,981
4,657	Prudential Financial Inc	363,572
1,511	Reinsurance Group of America Inc	175,125
9,108	Travelers Cos Inc	1,278,490
	Total Insurance	5,603,775

	Interactive Media & Services – 6.2%

2,553	Alphabet Inc, Class A, (2)	4,474,490
3,281	Alphabet Inc, Class C, (2)	5,747,918
23,868	Facebook Inc, Class A, (2), (3)	6,519,783
8,835	Twitter Inc, (2)	478,415
	Total Interactive Media & Services	17,220,606

	Internet & Direct Marketing Retail – 5.5%

3,931	Amazon.com Inc, (2), (3)	12,802,992
610	Booking Holdings Inc, (2)	1,358,634
20,403	eBay Inc	1,025,251
	Total Internet & Direct Marketing Retail	15,186,877

	IT Services – 5.6%

4,969	Akamai Technologies Inc, (2)	521,695
2,276	Black Knight Inc, (2)	201,085
10,945	Fidelity National Information Services Inc	1,548,280
10,266	Mastercard Inc, Class A	3,664,346
14,755	PayPal Holdings Inc, (2)	3,455,621
4,374	VeriSign Inc, (2)	946,533
23,604	Visa Inc, Class A, (3)	5,162,903
	Total IT Services	15,500,463

	Life Sciences Tools & Services – 1.4%

1,733	Bio-Techne Corp	550,314
7,291	Thermo Fisher Scientific Inc	3,396,002
	Total Life Sciences Tools & Services	3,946,316

	Machinery – 2.8%

11,020	Caterpillar Inc	2,005,861
3,551	Cummins Inc	806,432
6,285	Deere & Co	1,690,979
8,744	Illinois Tool Works Inc	1,782,727
5,373	Otis Worldwide Corp	362,946
4,452	Pentair PLC	236,357
2,913	Snap-on Inc	498,531
2,640	Stanley Black & Decker Inc	471,398
	Total Machinery	7,855,231

	Media – 1.3%

67,408	Comcast Corp, Class A, (3)	3,532,179
7,195	TEGNA Inc	100,371
	Total Media	3,632,550

	Metals & Mining – 0.3%

20,911	Freeport-McMoRan Inc	544,104
2,973	Southern Copper Corp	193,602
	Total Metals & Mining	737,706

	Multiline Retail – 0.8%

12,659	Target Corp	2,234,693

	Multi-Utilities – 0.3%

3,870	Avista Corp	155,342
2,246	CenterPoint Energy Inc	48,603

Shares	Description (1)	Value

	Multi-Utilities (continued)

7,261	Consolidated Edison Inc	$524,753
2,910	NiSource Inc	66,755
2,312	NorthWestern Corp	134,813
	Total Multi-Utilities	930,266

	Oil, Gas & Consumable Fuels – 1.9%

4,761	Antero Midstream Corp	36,707
6,674	Antero Resources Corp, (2)	36,373
5,389	Cabot Oil & Gas Corp	87,733
18,166	Chevron Corp	1,534,119
5,460	CNX Resources Corp, (2)	58,968
5,980	Comstock Resources Inc, (2)	26,133
1,509	ConocoPhillips	60,345
1,025	Continental Resources Inc/OK	16,707
6,783	DHT Holdings, Inc	35,475
4,553	Diamondback Energy Inc	220,365
2,900	EOG Resources Inc	144,623
5,418	EQT Corp	68,863
4,475	Equitrans Midstream Corp	35,979
4,410	Frontline Ltd	27,430
2,689	Hess Corp	141,952
8,291	HollyFrontier Corp	214,322
54,268	Marathon Oil Corp	361,968
10,200	Marathon Petroleum Corp	421,872
6,966	Murphy Oil Corp	84,289
9,021	Occidental Petroleum Corp	156,153
4,403	Ovintiv Inc	63,227
3,315	Parsley Energy Inc, Class A	47,073
4,956	PDC Energy Inc, (2)	101,747
8,289	Phillips 66	579,733
4,093	Range Resources Corp, (2)	27,423
192	Renewable Energy Group Inc, (2)	13,597
2,100	Scorpio Tankers Inc	23,499
2,040	SM Energy Co	12,485
14,618	Southwestern Energy Co, (2)	43,562
2,864	Talos Energy Inc, (2)	23,599
8,001	Valero Energy Corp	452,617
	Total Oil, Gas & Consumable Fuels	5,158,938

	Pharmaceuticals – 3.9%

8,345	Bristol-Myers Squibb Co	517,640
13,208	Eli Lilly and Co	2,230,039
1,729	Jazz Pharmaceuticals PLC, (2)	285,372
18,508	Johnson & Johnson	2,912,789
26,004	Merck & Co Inc	2,127,127
70,230	Pfizer Inc	2,585,166
8,714	Viatris Inc, (2)	163,300
	Total Pharmaceuticals	10,821,433

	Real Estate Management & Development – 0.1%

294	eXp World Holdings Inc, (2)	18,557
538	Howard Hughes Corp, (2)	42,465
1,638	Jones Lang LaSalle Inc, (2)	243,030
1,786	Realogy Holdings Corp, (2)	23,432
	Total Real Estate Management & Development	327,484

	Road & Rail – 0.9%

12,754	Union Pacific Corp	2,655,638

	Semiconductors & Semiconductor Equipment – 5.3%

11,295	Analog Devices Inc	1,668,610
51,171	Intel Corp, (3)	2,549,339
10,838	Microchip Technology Inc	1,496,836
6,667	NVIDIA Corp	3,481,508

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2020

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

17,241	QUALCOMM Inc	$2,626,494
17,306	Texas Instruments Inc	2,840,434
	Total Semiconductors & Semiconductor Equipment	14,663,221

	Software – 7.8%

45	Adobe Inc, (2)	22,505
6,194	Autodesk Inc, (2)	1,891,276
5,008	CDK Global Inc	259,565
118	Everbridge Inc, (2)	17,590
1,982	Glu Mobile, Inc, (2)	17,858
74,992	Microsoft Corp	16,679,721
55	MicroStrategy Inc, Class A, (2)	21,370
31,425	Oracle Corp	2,032,883
3,660	salesforce.com Inc, (2)	814,460
	Total Software	21,757,228

	Specialty Retail – 2.9%

6,065	Best Buy Co Inc	605,226
113	Dick’s Sporting Goods Inc	6,352
12,326	Home Depot Inc	3,274,032
13,769	Lowe’s Cos Inc	2,210,062
4,370	Tiffany & Co	574,437
19,493	TJX Cos Inc	1,331,177
2,594	Urban Outfitters Inc, (2)	66,406
	Total Specialty Retail	8,067,692

	Technology Hardware, Storage & Peripherals – 7.4%

154,716	Apple Inc, (3)	20,529,266

	Textiles, Apparel & Luxury Goods – 0.8%

1,297	Kontoor Brands Inc	52,606
10,201	NIKE Inc, Class B	1,443,136
7,353	VF Corp	628,020
	Total Textiles, Apparel & Luxury Goods	2,123,762

	Thrifts & Mortgage Finance – 0.1%

2,768	MGIC Investment Corp	34,738
10,698	New York Community Bancorp Inc	112,864
440	PennyMac Financial Services Inc	28,873
1,111	Radian Group Inc	22,498
	Total Thrifts & Mortgage Finance	198,973

	Tobacco – 0.6%

17,306	Altria Group Inc	709,546
10,672	Philip Morris International Inc	883,535
	Total Tobacco	1,593,081

	Trading Companies & Distributors – 0.5%

3,193	WW Grainger Inc	1,303,830

	Unknown Industry – 0.1%

12,922	NOV Inc, (2)	177,419

	Water Utilities – 0.0%

768	American States Water Co	61,063
625	California Water Service Group	33,769
	Total Water Utilities	94,832

	Wireless Telecommunication Services – 0.0%

1,094	United States Cellular Corp, (2)	33,575
	Total Common Stocks (cost $88,250,912)	275,057,961

Shares	Description (1), (5)			Value

	EXCHANGE-TRADED FUNDS – 1.4%

20,000	Vanguard Total Stock Market ETF			$3,892,800
	Total Exchange-Traded Funds (cost $3,662,099)			3,892,800

Shares	Description (1)			Value

	WARRANTS – 0.0%

	Oil, Gas & Consumable Fuels – 0.0%

2,117	Occidental Petroleum Corp			$14,417
	Total Warrants (cost $10,479)			14,417

Shares	Description (1)			Value

	COMMON STOCK RIGHTS – 0.0%

	Pharmaceuticals – 0.0%

13,500	Bristol-Myers Squibb Co			$9,316
	Total Common Stock Rights (cost $28,755)			9,316
	Total Long-Term Investments (cost $91,952,245)			278,974,494

Shares	Description (1)	Coupon		Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.0%

	Money Market Funds – 0.0%

12,309	State Street Navigator Securities Lending Government Money Market Portfolio, (6)	0.080% (7)		$12,309
	Total Investments Purchased with Collateral from Securities Lending (cost $12,309)			12,309

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.7%

	REPURCHASE AGREEMENTS – 0.7%

$1,925	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/20, repurchase price $1,924,677, collateralized by $1,820,000, U.S. Treasury Notes, 2.750%, due 8/31/23, value $1,963,272	0.000%	1/04/21	$1,924,677
	Total Short-Term Investments (cost $1,924,677)			1,924,677
	Total Investments (cost $93,889,231) – 101.1%			280,911,480
	Other Assets Less Liabilities – (1.1)% (8)			(2,962,834)
	Net Assets – 100%			$277,948,646

Investments in Derivatives

Options Purchased

Description (9)	Type	Number of Contracts	Notional Amount (10)	Exercise Price	Expiration Date	Value
Cboe Volatility Index (premiums paid $8,316)	Put	200	$380,000	$19	1/20/21	$5,500

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2020

Options Written

Description (9)	Type	Number of Contracts	Notional Amount (10)	Exercise Price	Expiration Date	Value
NASDAQ 100® Stock Index	Call	(7)	$(9,520,000)	$13,600	1/15/21	$(10,395)
S&P 500® Index	Call	(18)	(6,930,000)	3,850	1/15/21	(19,530)
S&P 500® Index	Call	(60)	(22,260,000)	3,710	1/15/21	(480,000)
S&P 500® Index	Call	(325)	(120,900,000)	3,720	1/15/21	(2,362,750)
Total Options Written (premiums received $2,488,770)		(410)	$(159,610,000)			$(2,872,675)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $11,282.

(5)

A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(6)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4- Portfolio Securities and Investments in Derivatives for more information.

(7)	The rate shown is the one-day yield as of the end of the reporting period.

(8)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(9)	Exchange-traded, unless otherwise noted.

(10)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

Cboe	Chicago Board Options Exchange

ETF	Exchange-Traded Fund

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

See accompanying notes to financial statements.

QQQX	Nuveen NASDAQ 100 Dynamic Overwrite Fund Portfolio of Investments December 31, 2020

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 101.2%

	COMMON STOCKS – 100.8%

	Air Freight & Logistics – 0.1%

2,896	FedEx Corp	$751,860

	Airlines – 0.2%

11,239	Delta Air Lines Inc	451,920
7,099	Ryanair Holdings PLC, Sponsored ADR, (2)	780,748
25,632	Southwest Airlines Co	1,194,708
	Total Airlines	2,427,376

	Auto Components – 0.1%

23,148	Gentex Corp	785,412
4,110	Lear Corp	653,613
	Total Auto Components	1,439,025

	Automobiles – 3.2%

40,233	Ford Motor Co	353,648
48,584	Tesla Inc, (2)	34,284,271
	Total Automobiles	34,637,919

	Beverages – 1.0%

24,003	Brown-Forman Corp, Class B	1,906,558
95,731	Monster Beverage Corp, (2)	8,853,203
	Total Beverages	10,759,761

	Biotechnology – 4.8%

109,894	Amgen Inc, (3)	25,266,829
17,467	Biogen Inc, (2)	4,276,970
202,693	Gilead Sciences Inc	11,808,894
11,093	Ionis Pharmaceuticals Inc, (2)	627,198
11,875	Moderna Inc, (2)	1,240,581
18,529	Regeneron Pharmaceuticals Inc, (2)	8,951,545
3,808	United Therapeutics Corp, (2)	578,016
	Total Biotechnology	52,750,033

	Capital Markets – 0.6%

10,425	Moody’s Corp	3,025,752
23,851	Morgan Stanley	1,634,509
11,348	SEI Investments Co	652,169
5,699	T Rowe Price Group Inc	862,772
	Total Capital Markets	6,175,202

	Chemicals – 0.3%

6,204	Ecolab Inc	1,342,298
3,175	Sherwin-Williams Co	2,333,339
	Total Chemicals	3,675,637

	Commercial Services & Supplies – 0.5%

10,872	Copart Inc, (2)	1,383,462
8,008	IAA Inc, (2)	520,360
15,793	Tetra Tech Inc	1,828,514
7,562	Waste Connections Inc	775,634
9,915	Waste Management Inc	1,169,276
	Total Commercial Services & Supplies	5,677,246

QQQX	Nuveen NASDAQ 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2020

Shares	Description (1)	Value

	Communications Equipment – 2.7%

627,638	Cisco Systems Inc	$28,086,801
5,262	F5 Networks Inc, (2)	925,796
	Total Communications Equipment	29,012,597

	Containers & Packaging – 0.0%

4,212	Ball Corp	392,474

	Distributors – 0.3%

8,210	Pool Corp	3,058,225

	Diversified Consumer Services – 0.2%

45,483	Service Corp International/US	2,233,215

	Electrical Equipment – 0.2%

9,896	Rockwell Automation Inc	2,482,016

	Electronic Equipment, Instruments & Components – 0.1%

8,100	Keysight Technologies Inc, (2)	1,069,929
2,823	National Instruments Corp	124,043
	Total Electronic Equipment, Instruments & Components	1,193,972

	Equity Real Estate Investment Trust – 0.2%

57,484	CubeSmart	1,932,037

	Food & Staples Retailing – 0.3%

4,001	Casey’s General Stores Inc	714,659
26,637	Kroger Co	845,991
9,160	Sysco Corp	680,221
21,374	US Foods Holding Corp, (2)	711,968
	Total Food & Staples Retailing	2,952,839

	Food Products – 0.1%

16,004	Conagra Brands Inc	580,305

	Health Care Equipment & Supplies – 1.5%

72,225	Abbott Laboratories	7,907,915
3,843	Becton Dickinson and Co	961,596
16,846	Danaher Corp	3,742,170
8,881	Hill-Rom Holdings Inc	870,072
3,909	Stryker Corp	957,861
11,687	Zimmer Biomet Holdings Inc	1,800,850
	Total Health Care Equipment & Supplies	16,240,464

	Health Care Providers & Services – 0.2%

4,308	McKesson Corp	749,247
8,366	Universal Health Services Inc, Class B	1,150,325
	Total Health Care Providers & Services	1,899,572

	Hotels, Restaurants & Leisure – 0.3%

10,528	Darden Restaurants Inc	1,254,095
30,743	Restaurant Brands International Inc	1,878,705
	Total Hotels, Restaurants & Leisure	3,132,800

	Household Durables – 0.1%

43,730	KB Home	1,465,830

	Industrial Conglomerates – 0.1%

6,042	Honeywell International Inc	1,285,133

	Insurance – 0.1%

23,048	Fidelity National Financial Inc	900,946

Shares	Description (1)	Value

	Interactive Media & Services – 14.7%

29,558	Alphabet Inc, Class A, (2), (3)	$51,804,533
25,936	Alphabet Inc, Class C, (2), (3)	45,436,760
44,879	Baidu Inc, ADR (2)	9,704,635
169,837	Facebook Inc, Class A, (2)	46,392,675
39,995	Match Group Inc, (2)	6,046,844
31,584	Twitter Inc, (2)	1,710,273
	Total Interactive Media & Services	161,095,720

	Internet & Direct Marketing Retail – 14.8%

40,484	Amazon.com Inc, (2), (3)	131,853,554
8,286	Booking Holdings Inc, (2)	18,455,159
220,880	eBay Inc	11,099,220
	Total Internet & Direct Marketing Retail	161,407,933

	IT Services – 4.6%

7,635	Black Knight Inc, (2)	674,552
47,376	Jack Henry & Associates Inc	7,674,438
179,827	PayPal Holdings Inc, (2)	42,115,484
	Total IT Services	50,464,474

	Leisure Products – 0.0%

3,212	Peloton Interactive Inc, Class A, (2)	487,325

	Life Sciences Tools & Services – 0.3%

12,612	Agilent Technologies Inc	1,494,396
5,019	Charles River Laboratories International Inc, (2)	1,254,047
	Total Life Sciences Tools & Services	2,748,443

	Machinery – 0.2%

10,028	Caterpillar Inc	1,825,297
7,766	Fortive Corp	549,988
	Total Machinery	2,375,285

	Media – 3.7%

713,435	Comcast Corp, Class A	37,383,994
83,840	News Corp, Class A	1,506,605
69,579	News Corp, Class B	1,236,419
20,215	ViacomCBS Inc, Class B	753,211
	Total Media	40,880,229

	Multiline Retail – 0.2%

10,635	Target Corp	1,877,397

	Pharmaceuticals – 0.8%

118,173	Bristol-Myers Squibb Co, (3)	7,330,271
6,272	Jazz Pharmaceuticals PLC, (2)	1,035,194
	Total Pharmaceuticals	8,365,465

	Professional Services – 0.3%

10,853	IHS Markit Ltd	974,925
12,068	ManpowerGroup Inc	1,088,292
20,634	Robert Half International Inc	1,289,213
	Total Professional Services	3,352,430

	Semiconductors & Semiconductor Equipment – 12.8%

96,767	Analog Devices Inc, (3)	14,295,389
185,349	Applied Materials Inc, (3)	15,995,619
435,480	Intel Corp	21,695,614
86,774	NVIDIA Corp	45,313,383
29,359	ON Semiconductor Corp, (2)	960,920
12,494	Power Integrations Inc	1,022,759
232,218	QUALCOMM Inc	35,376,090
9,889	Silicon Laboratories Inc, (2)	1,259,265

QQQX	Nuveen NASDAQ 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2020

Shares	Description (1)		Value

	Semiconductors & Semiconductor Equipment (continued)

21,231	Skyworks Solutions Inc		$3,245,795
9,087	Taiwan Semiconductor Manufacturing Co Ltd, Sponsored ADR		990,846
	Total Semiconductors & Semiconductor Equipment		140,155,680

	Software – 15.5%

18,951	ANSYS Inc, (2)		6,894,374
56,795	Autodesk Inc, (2), (3)		17,341,785
12,546	CDK Global Inc		650,259
606,759	Microsoft Corp		134,955,337
22,586	Open Text Corp		1,026,760
42,113	Oracle Corp		2,724,290
13,058	PTC Inc, (2)		1,561,867
11,073	Zoom Video Communications Inc, Class A, (2)		3,735,144
	Total Software		168,889,816

	Specialty Retail – 0.5%

4,707	Advance Auto Parts Inc		741,399
843	AutoZone Inc, (2)		999,326
17,372	Bed Bath & Beyond Inc, (4)		308,527
21,056	CarMax Inc, (2)		1,988,950
18,467	Dick’s Sporting Goods Inc		1,038,030
17,348	Urban Outfitters Inc, (2)		444,109
	Total Specialty Retail		5,520,341

	Technology Hardware, Storage & Peripherals – 14.7%

1,209,859	Apple Inc, (3)		160,536,191
6,751	NetApp Inc		447,186
	Total Technology Hardware, Storage & Peripherals		160,983,377

	Textiles, Apparel & Luxury Goods – 0.1%

5,276	PVH Corp		495,364
18,741	Skechers USA Inc, Class A, (2)		673,551
	Total Textiles, Apparel & Luxury Goods		1,168,915

	Wireless Telecommunication Services – 0.4%

18,530	IAC/InterActiveCorp, (2)		3,508,655
11,584	United States Cellular Corp, (2)		355,513
	Total Wireless Telecommunication Services		3,864,168
	Total Common Stocks (cost $256,285,420)		1,100,693,482

Shares	Description (1), (5)		Value

	EXCHANGE-TRADED FUNDS – 0.4%

20,000	Vanguard Total Stock Market ETF		$3,892,800
	Total Exchange-Traded Funds (cost $3,395,345)		3,892,800

Shares	Description (1)		Value

	COMMON STOCK RIGHTS – 0.0%

	Pharmaceuticals – 0.0%

137,136	Bristol-Myers Squibb Co		$94,637
	Total Common Stock Rights (cost $292,100)		94,637
	Total Long-Term Investments (cost $259,972,865)		1,104,680,919

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.0%

	Money Market Funds – 0.0%

331,970	State Street Navigator Securities Lending Government Money Market Portfolio, (6)	0.080% (7)	$331,970
	Total Investments Purchased with Collateral from Securities Lending (cost $331,970)		331,970

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.2%

	REPURCHASE AGREEMENTS – 0.2%

$2,451	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/20, repurchase price $2,451,082, collateralized by $2,500,100, U.S. Treasury Notes, 0.125%, due 7/15/23, value $2,500,168	0.000%	1/04/21	$2,451,082
	Total Short-Term Investments (cost $2,451,082)			2,451,082
	Total Investments (cost $262,755,917) – 101.4%			1,107,463,971
	Other Assets Less Liabilities – (1.4)% (8)			(15,155,526)
	Net Assets – 100%			$1,092,308,445

Investments in Derivatives

Options Purchased

Description (9)	Type	Number of Contracts	Notional Amount (10)	Exercise Price	Expiration Date	Value
Cboe Volatility Index (premiums paid $16,632)	Put	400	$760,000	$19	1/20/21	$11,000

Options Written

Description (9)	Type	Number of Contracts	Notional Amount (10)	Exercise Price	Expiration Date	Value
NASDAQ 100® Stock Index	Call	(27)	$(36,720,000)	$13,600	1/15/21	$(40,095)
NASDAQ 100® Stock Index	Call	(65)	(82,712,500)	12,725	1/15/21	(2,140,775)
NASDAQ 100® Stock Index	Call	(375)	(478,125,000)	12,750	1/15/21	(11,700,000)
S&P 500® Index	Call	(70)	(26,950,000)	3,850	1/15/21	(75,950)
Total Options Written (premiums received $13,509,389)		(537)	$(624,507,500)			$(13,956,820)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $305,436.

(5)

A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(6)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4- Portfolio Securities and Investments in Derivatives for more information.

(7)	The rate shown is the one-day yield as of the end of the reporting period.

(8)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(9)	Exchange-traded, unless otherwise noted.

(10)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ADR	American Depositary Receipt

Cboe	Chicago Board Options Exchange

ETF	Exchange-Traded Fund

S&P	Standard & Poor’s

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2020

	BXMX	DIAX	SPXX	QQQX
Assets
Long-term investments at value (cost $554,911,788, $276,297,199, $91,952,245 and $259,972,865, respectively)(1)	$1,446,024,848	$607,774,971	$278,974,494	$1,104,680,919
Short-term investments, at value (cost approximates value)	38,857,846	4,559,957	1,924,677	2,451,082
Investments purchased with collateral from securities lending, at value (cost approximates value)	317,525	—	12,309	331,970
Cash	—	—	—	1,374
Options purchased, at value (cost $—, $16,632, $8,316 and $16,632, respectively)	—	11,000	5,500	11,000
Receivable for:
Dividends	945,172	159,733	186,369	128,174
Options sold	3,970,563	—	—	—
Reclaims	—	—	—	329
Other assets	267,919	38,634	41,556	96,205
Total assets	1,490,383,873	612,544,295	281,144,905	1,107,701,053
Liabilities
Options written, at value (premiums received $37,687,451, $5,470,200, $2,488,770 and $13,509,389, respectively)	48,194,250	6,308,860	2,872,675	13,956,820
Payable for:
Collateral from securities lending	317,525	—	12,309	331,970
Options purchased	8,786,663	—	—	—
Accrued expenses:
Management fees	1,005,592	434,958	190,802	763,080
Trustees fees	273,205	41,666	43,010	99,389
Other	352,507	157,335	77,463	241,349
Total liabilities	58,929,742	6,942,819	3,196,259	15,392,608
Net assets applicable to common shares	$1,431,454,131	$605,601,476	$277,948,646	$1,092,308,445
Common shares outstanding	104,086,837	36,366,913	17,191,758	41,507,902
Net asset value (“NAV”) per common share outstanding	$13.75	$16.65	$16.17	$26.32
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$1,040,868	$363,669	$171,918	$415,079
Paid-in surplus	563,830,966	274,112,156	117,841,496	289,708,405
Total distributable earnings	866,582,297	331,125,651	159,935,232	802,184,961
Net assets applicable to common shares	$1,431,454,131	$605,601,476	$277,948,646	$1,092,308,445
Authorized common shares	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Includes securities loaned of $300,002, $11,282 and $305,436 for BXMX, SPXX and QQQX, respectively.

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2020

	BXMX	DIAX	SPXX	QQQX
Investment Income
Dividends	$27,236,114	$13,428,472	$4,973,938	$10,609,418
Foreign tax withheld on dividend income	(12,714)	—	—	(20,884)
Interest	28,794	1,855	1,201	1,725
Securities lending Income	1,627	390	182	2,632
Total Investment Income	27,253,821	13,430,717	4,975,321	10,592,891
Expenses
Management fees	11,129,761	4,903,201	2,079,385	8,114,888
Custodian fees	116,190	53,398	44,163	81,399
Trustees fees	37,252	15,919	7,105	27,513
Professional fees	129,663	81,331	68,177	133,774
Shareholder reporting expenses	186,461	111,611	45,873	131,225
Shareholder servicing agent fees	1,085	526	213	558
Stock exchange listing fees	28,887	10,684	7,957	—
Investor relations expenses	236,304	111,344	51,590	161,202
Other	230,620	129,777	53,792	491,794
Total expenses	12,096,223	5,417,791	2,358,255	9,142,353
Net investment income (loss)	15,157,598	8,012,926	2,617,066	1,450,538
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	163,654,804	100,797,603	12,088,482	158,087,221
Options purchased	—	242,705	119,667	252,805
Options written	(139,222,960)	(60,651,433)	(27,078,672)	(184,711,099)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	56,243,154	(63,403,549)	28,217,293	179,485,115
Options purchased	—	(5,632)	(2,816)	(5,632)
Options written	3,384,501	(533,762)	(259,815)	1,289,113
Net realized and unrealized gain (loss)	84,059,499	(23,554,068)	13,084,139	154,397,523
Net increase (decrease) in net assets from operations	$99,217,097	$(15,541,142)	$15,701,205	$155,848,061

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	BXMX		DIAX
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Operations
Net investment income (loss)	$15,157,598	$16,266,625	$8,012,926	$9,685,597
Net realized gain (loss) from:
Investments and foreign currency	163,654,804	91,040,904	100,797,603	41,997,130
Options purchased	—	—	242,705	107,085
Options written	(139,222,960)	(128,468,045)	(60,651,433)	(53,907,750)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	56,243,154	246,272,851	(63,403,549)	89,858,633
Options purchased	—	—	(5,632)	—
Options written	3,384,501	(17,672,868)	(533,762)	1,993,945
Net increase (decrease) in net assets applicable to common shares from operations	99,217,097	207,439,467	(15,541,142)	89,734,640
Distributions to Common Shareholders
Dividends	(12,431,685)	(16,177,307)	(37,595,326)	(9,874,342)
Return of capital	(78,904,515)	(80,354,319)	(2,917,416)	(32,911,527)
Decrease in net assets applicable to common shares from distributions to shareholders	(91,336,200)	(96,531,626)	(40,512,742)	(42,785,869)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	103,714	3,299,488	400,448	3,692,490
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	797,626	795,979	—	393,733
Net increase (decrease) in net assets applicable to common shares from capital share transactions	901,340	4,095,467	400,448	4,086,223
Net increase (decrease) in net assets applicable to common shares	8,782,237	115,003,308	(55,653,436)	51,034,994
Net assets applicable to common shares at the beginning of period	1,422,671,894	1,307,668,586	661,254,912	610,219,918
Net assets applicable to common shares at the end of period	$1,431,454,131	$1,422,671,894	$605,601,476	$661,254,912

See accompanying notes to financial statements.

	SPXX		QQQX
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Operations
Net investment income (loss)	$2,617,066	$2,890,348	$1,450,538	$2,189,322
Net realized gain (loss) from:
Investments and foreign currency	12,088,482	8,946,838	158,087,221	76,537,118
Options purchased	119,667	38,407	252,805	145,883
Options written	(27,078,672)	(21,461,425)	(184,711,099)	(87,367,839)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	28,217,293	57,362,755	179,485,115	215,791,192
Options purchased	(2,816)	—	(5,632)	—
Options written	(259,815)	782,286	1,289,113	2,970,469
Net increase (decrease) in net assets applicable to common shares from operations	15,701,205	48,559,209	155,848,061	210,266,145
Distributions to Common Shareholders
Dividends	(2,666,875)	(3,025,188)	(932,061)	(2,259,594)
Return of capital	(14,524,883)	(14,715,470)	(62,802,006)	(58,953,342)
Decrease in net assets applicable to common shares from distributions to shareholders	(17,191,758)	(17,740,658)	(63,734,067)	(61,212,936)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	4,087,020	5,909,430	48,249,296	35,551,397
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	72,207	208,444	—	410,076
Net increase (decrease) in net assets applicable to common shares from capital share transactions	4,159,227	6,117,874	48,249,296	35,961,473
Net increase (decrease) in net assets applicable to common shares	2,668,674	36,936,425	140,363,290	185,014,682
Net assets applicable to common shares at the beginning of period	275,279,972	238,343,547	951,945,155	766,930,473
Net assets applicable to common shares at the end of period	$277,948,646	$275,279,972	$1,092,308,445	$951,945,155

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Shares
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Shelf Offering Costs		Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

BXMX
Year Ended 12/31:
2020	$13.68	$0.15	$0.80	$0.95	$(0.12)	$—	$(0.76)	$(0.88)	$—	*	$—	*	$13.75	$12.88
2019	12.61	0.16	1.84	2.00	(0.16)	—	(0.77)	(0.93)	—	*	—	*	13.68	13.75
2018	14.35	0.15	(0.91)	(0.76)	(0.16)	(0.37)	(0.45)	(0.98)	—	*	—	*	12.61	12.07
2017	13.52	0.16	1.58	1.74	(0.15)	—	(0.76)	(0.91)	—		—		14.35	14.25
2016	13.34	0.18	0.93	1.11	(0.44)	(0.29)	(0.20)	(0.93)	—		—		13.52	12.72

DIAX
Year Ended 12/31:
2020	18.20	0.22	(0.66)	(0.44)	(0.22)	(0.81)	(0.08)	(1.11)	—	*	—	*	16.65	15.20
2019	16.90	0.27	2.21	2.48	(0.27)	—	(0.91)	(1.18)	—	*	—	*	18.20	17.66
2018	19.05	0.25	(1.16)	(0.91)	(0.25)	(0.22)	(0.77)	(1.24)	—	*	—	*	16.90	16.12
2017	16.55	0.26	3.30	3.56	(0.26)	—	(0.80)	(1.06)	—		—		19.05	18.84
2016	15.78	0.27	1.54	1.81	(0.27)	—	(0.77)	(1.04)	—		—		16.55	15.00

SPXX
Year Ended 12/31:
2020	16.27	0.15	0.75	0.90	(0.15)	—	(0.85)	(1.00)	—	*	—	*	16.17	15.24
2019	14.42	0.17	2.74	2.91	(0.18)	—	(0.88)	(1.06)	—	*	—	*	16.27	16.47
2018	16.47	0.18	(1.12)	(0.94)	(0.18)	(0.03)	(0.91)	(1.12)	—	*	0.01		14.42	14.04
2017	14.98	0.19	2.29	2.48	(0.19)	—	(0.80)	(0.99)	—		—		16.47	17.31
2016	14.72	0.20	1.04	1.24	(0.85)	—	(0.13)	(0.98)	—		—		14.98	14.40

QQQX
Year Ended 12/31:
2020	24.12	0.04	3.70	3.74	(0.01)	—	(1.55)	(1.56)	—	*	0.02		26.32	26.01
2019	20.27	0.06	5.33	5.39	(0.05)	—	(1.51)	(1.56)	—	*	0.02		24.12	24.05
2018	22.84	0.06	(0.98)	(0.92)	(0.06)	(1.37)	(0.25)	(1.68)	—	*	0.03		20.27	20.00
2017	19.58	0.04	4.66	4.70	(0.04)	(0.50)	(0.90)	(1.44)	—		—		22.84	24.21
2016	19.98	0.09	0.91	1.00	(0.09)	(0.81)	(0.50)	(1.40)	—		—		19.58	18.56

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

7.92%	1.16%	$1,431,454	0.91%	1.14%	22%
16.16	22.08	1,422,672	0.91	1.18	4
(5.56)	(8.88)	1,307,669	0.89	1.10	5
13.21	19.59	1,486,003	0.91	1.12	2
8.68	1.75	1,399,863	0.93	1.34	5

(1.49)	(6.73)	605,601	0.94	1.40	27
14.94	17.07	661,255	0.95	1.49	6
(5.01)	(8.27)	610,220	0.92	1.37	9
22.12	33.65	687,579	0.93	1.47	5
11.95	12.18	597,216	0.94	1.73	6

6.60	(0.24)	277,949	0.93	1.03	20
20.62	25.40	275,280	0.99	1.11	8
(6.03)	(12.99)	238,344	0.91	1.08	16
16.91	27.91	266,065	0.92	1.18	11
8.73	14.75	242,003	0.93	1.39	13

16.61	15.66	1,092,308	0.94	0.15	20
27.33	28.73	951,945	0.91	0.25	11
(4.39)	(11.15)	766,930	0.91	0.25	23
24.63	39.24	836,161	0.93	0.17	17
5.28	3.30	715,835	0.94	0.49	17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or Nasdaq National Market (“Nasdaq”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen S&P 500 Buy-Write Income Fund (BXMX)

•	Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

•	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

•	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified (non-diversified for DIAX and QQQX) closed-end management investment companies. Shares of BXMX, DIAX and SPXX are traded on the NYSE while shares of QQQX are traded on the Nasdaq. BXMX, DIAX, SPXX and QQQX were organized as Massachusetts business trusts on July 23, 2004, May 20, 2014, November 11, 2004 and May 20, 2014, respectively.

The end of the reporting period for the Funds is December 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2020 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gateway Investment Advisers, LLC (“Gateway”), under which Gateway manages BXMX’s investment portfolio and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of DIAX, SPXX and QQQX.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on NAV, the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Foreign Currency Transactions and Translation

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities Lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

Notes to Financial Statements (continued)

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 will become effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.

Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.

Purchased and written options traded and listed on a national market or exchange are valued at the mean of the closing bid and asked prices and are generally classified as Level 1.

Over-the-counter (“OTC”) options are marked-to-market daily based upon a price supplied by a pricing service. OTC options are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

BXMX	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,446,024,848	$—	$—	$1,446,024,848
Investments Purchase with Collateral from Securities Lending	317,525	—	—	317,525

Short-Term Investments:
Repurchase Agreements	—	38,857,846	—	38,857,846

Investment in Derivatives:
Options Written	(48,194,250)	—	—	(48,194,250)
Total	$1,398,148,123	$38,857,846	$—	$1,437,005,969
DIAX
Long-Term Investments*:
Common Stocks	$607,774,971	$—	$—	$607,774,971

Short-Term Investments:
Repurchase Agreements	—	4,559,957	—	4,559,957

Investment in Derivatives:
Options Purchased	11,000	—	—	11,000
Options Written	(6,308,860)	—	—	(6,308,860)
Total	$601,477,111	$4,559,957	$—	$606,037,068
SPXX
Long-Term Investments*:
Common Stocks	$275,057,961	$—	$—	$275,057,961
Exchange Traded Funds	3,892,800	—	—	3,892,800
Warrants	14,417	—	—	14,417
Common Stock Rights	9,316	—	—	9,316
Investments Purchase with Collateral from Securities Lending	12,309	—	—	12,309

Short-Term Investments:
Repurchase Agreements	—	1,924,677	—	1,924,677

Investment in Derivatives:
Options Purchased	5,500	—	—	5,500
Options Written	(2,872,675)	—	—	(2,872,675)
Total	$276,119,628	$1,924,677	$—	$278,044,305
QQQX
Long-Term Investments*:
Common Stocks	$1,100,693,482	$—	$—	$1,100,693,482
Exchange Traded Funds	3,892,800	—	—	3,892,800
Common Stock Rights	94,637	—	—	94,637
Investments Purchase with Collateral from Securities Lending	331,970	—	—	331,970

Short-Term Investments:
Repurchase Agreements	—	2,451,082	—	2,451,082

Investment in Derivatives:
Options Purchased	11,000	—	—	11,000
Options Written	(13,956,820)	—	—	(13,956,820)
Total	$1,091,067,069	$2,451,082	$—	$1,093,518,151
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.

Notes to Financial Statements (continued)

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
BXMX	Fixed Income Clearing Corporation	$38,857,846	$(38,857,846)	$—
DIAX	Fixed Income Clearing Corporation	4,559,957	(4,559,957)	—
SPXX	Fixed Income Clearing Corporation	1,924,677	(1,924,677)	—
QQQX	Fixed Income Clearing Corporation	2,451,082	(2,451,082)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Securities Lending

Effective August 14, 2020, each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).

When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.

As of the end of the reporting period, the total value of the loaned securities and the total value of collateral received were as follows:

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
BXMX	Common Stock	$300,002	$317,525
SPXX	Common Stock	11,282	12,309
QQQX	Common Stock	305,436	331,970

Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current fiscal period were as follows:

	BXMX	DIAX	SPXX	QQQX
Purchases	$290,703,682	$157,685,426	$52,278,363	$200,997,737
Sales	492,840,334	250,044,034	88,441,006	392,752,655

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, BXMX sold call options on equity indices as part of its overall investment strategy with the notional amount of these options averaging 99% of the Fund’s assets.

During the current fiscal period, DIAX, SPXX and QQQX, each sold call options on equity indices as part of its overall investment strategy with the notional amounts of these options ranging from approximately 35-75% of each Fund’s assets. Each of these three funds also purchased a small amount of call options and sold a small amount of put options as part of their overwrite strategy. Each of these funds also purchased a small amount of put options.

The average notional amount of outstanding options purchased and options written during the current fiscal period, was as follows:

		DIAX	SPXX	QQQX
Average notional amount of outstanding call options purchased*		$683,000	$341,500	$683,000

	BXMX	DIAX	SPXX	QQQX
Average notional amount of outstanding call options written*	$(1,318,704,000)	$(334,827,000)	$(147,838,500)	$(570,608,500)

		DIAX	SPXX	QQQX
Average notional amount of outstanding put options purchased*		$152,000	$76,000	$152,000

		DIAX	SPXX	QQQX
Average notional amount of outstanding put options written*		$(5,170,000)	$(2,230,000)	$(8,650,000)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements (continued)

The following table presents the fair value of all options purchased and options written by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
BXMX
Equity price	Options	—	$—	Options written, at value	$(48,194,250)
DIAX
Equity price	Options	Options purchased, at value	$11,000	Options written, at value	$(6,308,860)
SPXX
Equity price	Options	Options purchased, at value	$5,500	Options written, at value	$(2,872,675)
QQQX
Equity price	Options	Options purchased, at value	$11,000	Options written, at value	$(13,956,820)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
BXMX	Equity price	Options written	(139,222,960)	3,384,501
DIAX	Equity price	Options purchased	242,705	(5,632)
DIAX	Equity price	Options written	(60,651,433)	(533,762)
SPXX	Equity price	Options purchased	119,667	(2,816)
SPXX	Equity price	Options written	(27,078,672)	(259,815)
QQQX	Equity price	Options purchased	252,805	(5,632)
QQQX	Equity price	Options written	(184,711,099)	1,289,113

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares

Common Share Equity Shelf Programs and Offering Costs

The Funds have each filed registration statements with the SEC authorizing each Fund to issue additional shares through one or more equity shelf program (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event each Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	BXMX			DIAX			SPXX			QQQX
	Year Ended 12/31/20		Year Ended 12/31/19	Year Ended 12/31/20		Year Ended 12/31/19	Year Ended 12/31/20		Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Additional authorized common shares	10,400,000	*	10,400,000	3,600,000	*	3,600,000	1,600,000	**	1,600,000	11,355,021	11,355,021
Common shares sold	7,583		242,725	25,901		205,606	264,171		380,562	2,039,187	1,619,980
Offering proceeds, net of offering costs	$103,714		$3,299,488	$400,448		$3,692,490	$4,087,020		$5,909,430	$48,249,296	$35,551,397
*	Represents additional authorized common shares for the period January 1, 2020 through October 30, 2020.
**	Represents additional authorized common shares for the period January 1, 2020 through April 30, 2020.

Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	BXMX		DIAX		SPXX		QQQX
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Common shares:
Sold through shelf offering	7,583	242,725	25,901	205,606	264,171	380,562	2,039,187	1,619,980
Issued to shareholders due to reinvestment of distributions	58,348	60,255	—	22,246	4,438	13,426	—	18,331
Weighted average common share:
Premium to NAV per shelf offering sold	1.07%	1.18%	1.12%	1.34%	1.57%	1.27%	1.80%	1.78%

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on options contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2020.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	BXMX	DIAX	SPXX	QQQX
Tax cost of investments	$545,196,637	$274,911,418	$91,231,682	$254,998,576
Gross unrealized:
Appreciation	$904,478,597	$344,513,278	$187,169,902	$848,287,280
Depreciation	(12,669,265)	(13,387,628)	(357,279)	(9,767,705)
Net unrealized appreciation (depreciation) of investments	$891,809,332	$331,125,650	$186,812,623	$838,519,575

Notes to Financial Statements (continued)

Permanent differences, primarily due to foreign currency transactions, real estate investment trust adjustments, distribution reallocations, and nondeductible offering costs, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2020, the Funds’ tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2020, the Funds’ tax year end, were as follows:
	BXMX	DIAX	SPXX	QQQX
Undistributed net ordinary income	$—	$—	$—	$—
Undistributed net long-term capital gains	—	—	—	—

The tax character of distributions paid during the Funds’ tax years ended December 31, 2020 and December 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020	BXMX	DIAX	SPXX	QQQX
Distributions from net ordinary income[1]	$12,431,685	$8,012,926	$2,666,875	$932,061
Distributions from net long-term capital gains[2]	—	29,582,400	—	—
Return of capital	78,904,515	2,917,416	14,524,883	62,802,006

2019	BXMX	DIAX	SPXX	QQQX
Distributions from net ordinary income[1]	$16,177,307	$9,874,342	$3,025,188	$2,259,594
Distributions from net long-term capital gains	—	—	—	—
Return of capital	80,354,319	32,911,527	14,715,470	58,953,342

[1] Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

[2]  The Fund designates as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2020.

As of December 31, 2020, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	BXMX	SPXX	QQQX
Not subject to expiration:
Short-term	$25,227,047	$17,906,749	$36,334,614
Long-term	—	8,970,642	—
Total	$25,227,047	$26,877,391	$36,334,614

During the Funds’ tax year ended December 31, 2020, the following Funds utilized capital loss carryforwards as follows:

	BXMX	DIAX
Utilized capital loss carryforwards	$29,604,558	$10,322,337

7. Management Fees

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gateway and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	BXMX	DIAX	SPXX	QQQX
For the first $500 million	0.7000%	0.7000%	0.6600%	0.6900%
For the next $500 million	0.6750	0.6750	0.6350	0.6650
For the next $500 million	0.6500	0.6500	0.6100	0.6400
For the next $500 million	0.6250	0.6250	0.5850	0.6150
For managed assets over $2 billion	0.6000	0.6000	0.5600	0.5900

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by each Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of December 31, 2020, the complex-level fee for each Fund was 0.1557%.

8. Borrowing Arrangements

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN S&P 500 BUY-WRITE INCOME FUND (BXMX)

Investment Objective

The Fund’s investment objective is to seek attractive total return with less volatility than the S&P 500 Index.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in a diversified equity portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund’s option strategy.

Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.

The Fund employs a constant “buy-write” option strategy whereby the Fund’s sub-adviser sells (writes) index call options on a continuous basis on substantially the full value of the Fund’s equity portfolio. The Fund targets a constant overwrite level (i.e., the ratio of the notional value of index call options sold by the Fund to the market value of the Fund’s equity portfolio) of 100% of the value of its equity portfolio. The Fund’s use of a buy-write strategy, which is also commonly referred to as a buy-write income strategy, is intended to produce cash flow for the Fund in the form of premiums on the options written. In exchange for this cash flow (the income component of a buy-write strategy), the Fund’s total return may be reduced relative to the S&P 500 Index in rising markets and may be enhanced relative to the S&P 500 Index in flat or declining markets, in each case consistent with the Fund’s investment objective to seek attractive total return with less volatility than the S&P 500 Index.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change a policy without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in its equity portfolio, such policy may not be changed without 60 days’ prior written notice to Common Shareholders.

Portfolio Contents

The Fund expects to invest in a portfolio of individual common stocks designed to replicate the risk and return profile, and thereby substantially replicate price movements, of the S&P 500 Index. The Fund may also invest in other investment companies, including ETFs, that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

In carrying out its option strategy, the Fund may write index call options on the S&P 500 Index and other broad-based indices and may, if the Fund’s sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser determines that the credit risk with respect to such obligations is minimal.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Shareholder Update (continued)

(Unaudited)

Use of Leverage

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of Preferred Shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objectives during such periods.

NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND (DIAX)

Investment Objective

The Fund’s investment objective is to seek attractive total return with less volatility than the Dow Jones Industrial Average (the “DJIA”).

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in the thirty stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA and/or in other securities or financial instruments with economic characteristics that are similar to the thirty stocks included in the DJIA that are intended to correlate with the price movements of the DJIA.

Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.

The Fund’s sub-adviser constructs the Fund’s equity portfolio by purchasing the common stock of each company included in the DJIA in approximately the amounts stocks are weighted in the DJIA. The Fund will periodically rebalance its holdings of DJIA stocks in order to more closely approximate each stock’s weighting in the DJIA. The Fund’s sub-adviser will consider the tax consequences of certain transactions within the Fund’s equity portfolio and intends to manage the portfolio in a tax-efficient manner by taking, for example, capital losses when possible to offset realized capital gains. The Fund’s sub-adviser will rebalance and adjust the Fund’s equity portfolio as necessary for tracking and tax management purposes.

The Fund employs a dynamic options “overwrite” strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio based on its market outlook. Pursuant to this option strategy, under normal circumstances, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered call options on individual securities. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Fund’s equity portfolio, the Fund’s option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads, purchasing call options, and selling put options.

The Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s equity portfolio) of 55% of the value of its equity portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its equity portfolio.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•

As a fundamental policy, the Fund may not invest more than 25% of its total assets in securities of issuers in any one industry, except that if 25% or more of the securities in the DIJA are issued by companies in one industry, the Fund would concentrate in that industry unless the Fund would need to avoid concentration in order to implement its investment strategy as it relates to avoiding the adverse tax treatment associated with straddle positions (Industry Concentration Policy).

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change a policy without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in its equity portfolio, such policy may not be changed without 60 days’ prior written notice to shareholders.

However, the Fund’s fundamental Industry Concentration Policy may not be changed without the approval of the holders of a majority of the outstanding common shares and Preferred Shares voting together as a single class, and the approval of the holders of a majority of the outstanding Preferred Shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Shareholder Update (continued)

(Unaudited)

Portfolio Contents

The Fund will invest in the thirty common stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA. The Fund may also invest in other securities or financial instruments with economic characteristics that are similar to the thirty stocks included in the DJIA that are intended to correlate with the price movements of the DJIA. The Fund may also invest in other investment companies, including ETFs, that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

As part of its option strategy, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered call options on individual securities. An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller but are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.

In carrying out its option strategy, the Fund may write index call options on the DJIA and other broad-based indices and may, if the Fund’s sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s equity portfolio. In designing the custom basket call options, the Fund’s sub-adviser will primarily select assets not held by the Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Fund’s sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

The Fund may also write single name call options on individual stocks. With respect to call options written on individual securities, the Fund will not write “naked” or uncovered call options. A call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. The Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Fund’s equity portfolio, and by the opportunity to realize additional premium income from selling a new option.

The Fund may also purchase call options. A call option entitles the purchaser, in return for the premium paid, to purchase specified securities at a specified price during the option period. Because the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than if it had invested the same amount in the security directly.

The Fund may also use call spreads as part of its option strategy. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different exercise prices. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy by capping the Fund’s liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.

The Fund may also use put options as part of its option strategy. A put option gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying instrument (or the cash value of the index) at a stated price (the “exercise price”) at any time before the option expires. The purchase price for a put option is the “premium” paid by the purchaser for the right to sell. When the Fund sells a put option on an underlying instrument and the underlying instrument decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the underlying instrument at an exercise price that is higher than the prevailing market price. The Fund collects option premium income when it sells the put option. If the underlying instrument increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price will be higher than the exercise price. Accordingly, the Fund retains all put premium income collected during market advances.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser determines that the credit risk with respect to such obligations is minimal.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Shareholder Update (continued)

(Unaudited)

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Use of Leverage

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of Preferred Shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

NUVEEN S&P 500 DYNAMIC OVERWRITE FUND (SPXX)

Investment Objective

The Fund’s investment objective is to seek attractive total return with less volatility than the S&P 500 Index.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in a diversified equity portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund’s option strategy.

Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.

The Fund’s sub-adviser uses a multi-factor quantitative model, which will consider opportunities to engage in tax-loss harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund) and other tax management considerations to improve after-tax shareholder outcomes, to construct the Fund’s equity portfolio.

The Fund employs a dynamic options “overwrite” strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio based on its market outlook. Pursuant to this option strategy, under normal circumstances, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered call options on individual securities. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Fund’s equity portfolio, the Fund’s option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put option

The Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s equity portfolio) of 55% of the value of its equity portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its equity portfolio.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•

As a fundamental policy, the Fund may not invest more than 25% of its total assets in securities of issuers in any one industry, except that if 25% or more of the securities in the S&P 500 Index are issued by companies in one industry, the Fund would concentrate in that industry unless the Fund would need to avoid concentration in order to implement its investment strategy as it relates to avoiding the adverse tax treatment associated with straddle positions (Industry Concentration Policy).

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change a policy without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in its equity portfolio, such policies may not be changed without 60 days’ prior written notice to shareholders.

However, the Fund’s fundamental Industry Concentration Policy may not be changed without the approval of the holders of a majority of the outstanding common shares and Preferred Shares voting together as a single class, and the approval of the holders of a majority of the outstanding Preferred Shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund will invest in a portfolio of individual common stocks designed to replicate the risk and return profile, and thereby substantially replicate price movements of the S&P 500 Index. The Fund may also invest in other investment companies, including ETFs, that provide similar exposure to individual

Shareholder Update (continued)

(Unaudited)

common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

As part of its option strategy, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered call options on individual securities. An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller but are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.

In carrying out its option strategy, the Fund may write index call options on the S&P 500 Index and other broad-based indices and may, if the Fund’s sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s equity portfolio. In designing the custom basket call options, the Fund’s sub-adviser will primarily select assets not held by the Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Fund’s sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

The Fund may also write single name call options on individual stocks. With respect to call options written on individual securities, the Fund will not write “naked” or uncovered call options. A call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. The Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Fund’s equity portfolio, and by the opportunity to realize additional premium income from selling a new option.

The Fund may also use call spreads as part of its option strategy. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different exercise prices. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy by capping the Fund’s liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.

The Fund may also use put options as part of its option strategy. A put option gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying instrument (or the cash value of the index) at a stated price (the “exercise price”) at any time before the option expires. The purchase price for a put option is the “premium” paid by the purchaser for the right to sell. When the Fund sells a put option on an underlying instrument and the underlying instrument decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the underlying instrument at an exercise price that is higher than the prevailing market price. The Fund collects option premium income when it sells the put option. If the underlying instrument increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price will be higher than the exercise price. Accordingly, the Fund retains all put premium income collected during market advances.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser determines that the credit risk with respect to such obligations is minimal.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Shareholder Update (continued)

(Unaudited)

Use of Leverage

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of Preferred Shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND (QQQX)

Investment Objective

The Fund’s investment objective is to seek attractive total return with less volatility than the Nasdaq 100 Index.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in an equity portfolio made up of securities comprising the Nasdaq 100 Index (or securities that have economic characteristics that are similar to those securities comprising the Nasdaq 100 Index) that seeks to substantially replicate price movements of the Nasdaq 100 Index and is designed to support the Fund’s option strategy.

Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.

The Fund’s sub-adviser uses a multi-factor quantitative model, which will consider opportunities to engage in tax-loss harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund) and other tax management considerations to improve after-tax shareholder outcomes, to construct the Fund’s equity portfolio.

The Fund employs a dynamic options “overwrite” strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio based on its market outlook. Pursuant to this option strategy, under normal circumstances, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered call options on individual securities. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Fund’s equity portfolio, the Fund’s option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put options.

The Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s equity portfolio) of 55% of the value of its equity portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its equity portfolio.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•

As a fundamental policy, the Fund may not invest more than 25% of its total assets in securities of issuers in any one industry, except that if 25% or more of the securities in the Nasdaq 100 Index are issued by companies in one industry, the Fund would concentrate in that industry unless the Fund would need to avoid concentration in order to implement its investment strategy as it relates to avoiding the adverse tax treatment associated with straddle positions (Industry Concentration Policy).

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change a policy without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in the equity portfolio, such policy may not be changed without 60 days’ prior written notice to shareholders.

However, the Fund’s fundamental Industry Concentration Policy may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund will invest in a portfolio of individual common stocks designed to replicate the risk and return profile, and thereby substantially replicate price movements of the Nasdaq 100 Index. The Fund may also invest in other investment companies, including exchange-traded funds (“ETFs”), that provide

Shareholder Update (continued)

(Unaudited)

similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

As part of its option strategy, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered call options on individual securities. An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the over-the-counter (“OTC”) market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller but are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.

In carrying out its option strategy, the Fund may write index call options on the Nasdaq 100 Index and other broad-based indices and may, if the Fund’s sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s equity portfolio. In designing the custom basket call options, the Fund’s sub-adviser will primarily select assets not held by the Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Fund’s sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

The Fund may also write single name call options on individual stocks. With respect to call options written on individual securities, the Fund will not write “naked” or uncovered call options. A call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. The Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Fund’s equity portfolio, and by the opportunity to realize additional premium income from selling a new option.

The Fund may also use call spreads as part of its option strategy. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different exercise prices. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy by capping the Fund’s liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.

The Fund may also use put options as part of its option strategy. A put option gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying instrument (or the cash value of the index) at a stated price (the “exercise price”) at any time before the option expires. The purchase price for a put option is the “premium” paid by the purchaser for the right to sell. When the Fund sells a put option on an underlying instrument and the underlying instrument decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the underlying instrument at an exercise price that is higher than the prevailing market price. The Fund collects option premium income when it sells the put option. If the underlying instrument increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price will be higher than the exercise price. Accordingly, the Fund retains all put premium income collected during market advances.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser determines that the credit risk with respect to such obligations is minimal.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Shareholder Update (continued)

(Unaudited)

Use of Leverage

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest (“Preferred Shares”) or debt instruments. However, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	Nuveen S&P 500 Buy-Write Income Fund (BXMX)	Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Portfolio Level Risks

Call Option Risk	X	X	X	X
Call Spreads Risk	X	X	X	X
Common Stock Risk	X	X	X	X
Counterparty Risk	X	X	X	X
Deflation Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Dividend Income Risk	X	X	X	X
Hedging Risk	X	X	X	X
Inflation Risk	X	X	X	X
Non-U.S. Securities Risk	X	X	X	X
Option Strategy Risk	X	X	X	X
Other Investment Companies Risk	X	X	X	X
Put Option Risk	X	X	X	X
Swap Transactions Risk	X	X	X	X
Technology Company Investment Risk	—	—	—	X
Valuation Risk	X	X	X	X

Fund Level and Other Risks

Anti-Takeover Provisions	X	X	X	X
Borrowing Risk	X	X	X	X
Cybersecurity Risk	X	X	X	X
Global Economic Risk	X	X	X	X
Investment and Market Risk	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X
Market Discount from Net Asset Value	X	X	X	X
Non-Diversified Status Risk	—	X	—	X
Not an Index Fund	X	X	X	X
Recent Market Conditions	X	X	X	X
Tax Risk	X	X	X	X

Portfolio Level Risks:

Call Option Risk. As the writer of a call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the instrument underlying the call option above the sum of the premium and the strike price of the option, but will retain the risk of loss should the market value of the instrument underlying the call option decline. The purchaser of the call option has the right to any appreciation in the value of the underlying instrument over the exercise price upon the exercise of the call option or the expiration date. As the Fund increases the option overlay percentage, its ability to benefit from capital appreciation becomes more limited and the risk of NAV erosion increases. If the Fund experiences NAV erosion, which itself may have a negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders.

Shareholder Update (continued)

(Unaudited)

In addition, because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund bears a risk that the value of the securities held by the Fund will vary from the value of the underlying index and relative to the written index call option positions. Accordingly, the Fund may incur losses on the index call options that it has sold that exceed gains on the Fund’s equity portfolio. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

Call Spreads Risk. The Fund may enter into call spreads. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different strike prices. The Fund may not be able to enter into (or close out of) these transactions, at times or in the quantities desired by the sub-adviser. The Fund also may not be able to enter into (or close out of) these transactions because of, among other things, the lack of market participants that are willing to take contrary positions to that of the Fund.

Common Stock Risk. Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into by the Fund. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives transactions may affect the value of those instruments. Because certain derivative transactions in which the Fund may engage may be traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise becomes unable to perform its obligations due to financial difficulties the Fund may sustain losses (including the full amount of its investment), may be unable to liquidate a derivatives position or may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. By entering into derivatives transactions, the Fund assumes the risk that its counterparties could experience such financial hardships. Although the Fund intends to enter into transactions only with counterparties that the sub-adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction. In the event of a counterparty’s bankruptcy or insolvency, any collateral posted by the Fund in connection with a derivatives transaction may be subject to the conflicting claims of that counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.

Dividend Income Risk. A portion of the net investment income paid by the Fund to its shareholders is derived from dividends it receives from the common stocks held in the Fund’s equity portfolio. Dividends paid on securities held by the Fund can vary significantly over the short-term and long-term. Dividends on common stocks are not fixed, but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region.

Option Strategy Risk. In employing the Fund’s option strategy, the sub-adviser seeks to reduce downside risk and volatility of the Fund’s equity portfolio. This strategy may not protect against market declines and may limit the Fund’s participation in market gains, particularly during periods when market values are increasing. This strategy may increase the Fund’s portfolio transaction costs, which could result in losses or reduce gains, and may not be successful.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Put Option Risk. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised put options.

Swap Transactions Risk. The Fund may enter into derivative instruments such as swap contracts and forward contracts. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Technology Company Investment Risk. A substantial portion of the securities represented in the applicable index are in the technology sector. As a result, the Fund may invest a substantial portion of its assets in technology companies. The market prices of technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

Valuation Risk. The securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Shareholder Update (continued)

(Unaudited)

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Borrowing Risk. The Fund may borrow for temporary or emergency purposes. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The SEC recently adopted rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. The full impact of such rules is uncertain at this time. It is possible that such rules, as interpreted, applied and enforced by the SEC, could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Non-Diversified Status Risk. Because the Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund will be more susceptible than a diversified fund to fluctuations in the prices of securities of a single issuer.

Not an Index Fund. The Fund is not, nor is it intended to be, an index fund. As a result, the performance of the Fund will differ from the performance of the index as a whole for various reasons, including the fact that the Fund will write call options on a portion of its equity portfolio and the weightings of the securities included in the Fund’s equity portfolio may be different than the weightings of the common stocks in the index. The Fund, by writing call options on its equity portfolio, will give up the opportunity to benefit from potential increases in the value of the Fund’s equity portfolio above the exercise prices of the options, but will continue to bear the risk of declines in the value of the Fund’s equity portfolio.

Recent Market Conditions. In response to the financial crisis and recent market events, policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy may affect the value, volatility and liquidity of dividend and interest paying securities. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets.

The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

Shareholder Update (continued)

(Unaudited)

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:

Changes to Portfolio Managers

Effective March 24, 2020, Jody Hrazanek is no longer a portfolio manager of DIAX, SPXX and QQQX.

Effective August 3, 2020, James Campagna, CFA, Lei Liao, CFA and Darren Tran were added as portfolio managers to DIAX, SPXX and QQQX. Their bios are as follows:

Mr. Campagna is a portfolio manager and oversees equity index strategies for Nuveen. He is responsible for all equity index, social choice, and equity ETF strategies. Prior to joining Nuveen in 2005, he was a portfolio manager at Mellon Capital Management where he was responsible for several funds and was an index strategy leader for the MSCI EAFE mandates. He graduated with a B.A. in Economics from the University of California, Irvine. He holds the CFA designation and is a member of the FTSE Russell Americas Regional Equity Advisory Committee.

Mr. Liao is a portfolio manager at Nuveen and is responsible for all equity index strategies, social choice equity portfolios, as well as some of the firm’s ETF product line. He joined Nuveen in 2012 and began working in the investment industry in 2004. His previous experience includes several years at Northern Trust Corp. as a senior equity portfolio manager. He graduated with an M.B.A. from the Ross Business School at the University of Michigan. He also holds the CFA designation.

Mr. Tran is a portfolio manager at Nuveen and is responsible for all equity index, social choice equity, and equity ETF strategies. He joined Nuveen in 2005 as a foreign currency trader and entered the investment industry in 2000. Prior to joining the firm, he held a position at Morgan Stanley in Corporate Treasury. Darren graduated with a B.S. in Finance and Information Systems from the NYU Stern School of Business and an M.S. in Financial Engineering from the NYU Tandon School of Engineering. He holds the CFA designation and is a member of the New York Society of Security Analysts.

Amended and Restated By-Laws

On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of the Nuveen Nasdaq 100 Dynamic Overwrite Fund, the Nuveen S&P 500 Dynamic Overwrite Fund, the Nuveen S&P 500 Buy-Write Income Fund and the Nuveen Dow 30sm Dynamic Overwrite Fund (each a “Fund” and collectively the “Funds”) long-term shareholders, the Board of Trustees of each Fund adopted Amended and Restated By-Laws.

Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.

The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of a Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.

Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of a Fund in any of the following ranges:

(i)	one-tenth or more, but less than one-fifth of all voting power;

(ii)	one-fifth or more, but less than one-third of all voting power;

(iii)	one-third or more, but less than a majority of all voting power; or

(iv)	a majority or more of all voting power.

Shareholder Update (continued)

(Unaudited)

The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.

Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Funds’ Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.

This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Funds with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	BXMX	DIAX	SPXX	QQQX
% DRD	100.0%	100.0%	100.0%	100.0%
% QDI	100.0%	100.0%	100.0%	100.0%

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported in the next annual or semi-annual report.

	BXMX	DIAX	SPXX	QQQX
Common Shares repurchased	0	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Beta: A measure of the variability of the change in the share price for a Fund in relation to a change in the value of the Fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎

Chicago Board Options Exchange (Cboe) S&P 500 BuyWrite Index (BXMSM): An index designed to track the performance of a hypothetical buy-write strategy on the S&P 500®. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board Options Exchange (Cboe) Volatility Index® (VIX®): An index that is a key measure of market expectations of near-term volatility conveyed by S&P 500® option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility (www.cboe.com). Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board Options Exchange (Cboe) Dow Jones Industrial Average (DJIA) BuyWrite Index (BXDSM): A benchmark index that measures the performance of a theoretical portfolio that sells call options on the Dow Jones Industrial Average (the Dow), against a portfolio of the stocks included in the Dow. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM): A benchmark index that measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

DIAX Blended Benchmark: The DIAX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite Index (BXD), which is designed to track the performance of a hypothetical buy-write strategy on the Dow Jones Industrial Average and 2) 45% Dow Jones Industrial Average (DJIA), which tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Dow Jones Industrial Average (DJIA): An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎

Nasdaq-100 Index: An index that includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

QQQX Blended Benchmark: The QQQX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board of Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM), which measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month and 2) 45% Nasdaq-100 Index, which includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	2008 Class II		149

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Director and Chairman (since 2009), United Fire Group, a publicly held company; formerly, Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System (2000-2004); formerly, Director (2000-2004), Alliant Energy; formerly, Director (1996-2015), The Gazette Company (media and publishing); formerly, Director (1998-2003), Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III		149

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I		149

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ ALBIN F. MOSCHNER

Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III		149

∎ JOHN K. NELSON

Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served on The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.

1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II		149

∎ JUDITH M. STOCKDALE

Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).

1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I		149

∎ CAROLE E. STONE

Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe, Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).

1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I		149

∎ MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since November 2020), Crown Castle International (provider of communications infrastructure)
1958 333 West Wacker Drive Chicago, IL 60606	Board Member	2020 Class III		149

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I		149

∎ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II		149

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2020); Managing Director (since 2017), formerly, Senior Vice President of Nuveen, LLC (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2015

∎ MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013

∎ DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2017

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen, LLC; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen, LLC; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2019

∎ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011- 2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

∎ DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since November 2020); Executive Vice President, Global Head of Product at Nuveen, LLC (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since March 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, (Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017)
1969 730 Third Avenue New York, NY 10017	Vice President	2020

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017) General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017), and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen, LLC.
1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen, LLC.
1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen, LLC.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008

∎ GIFFORD R. ZIMMERMAN			Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.

Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-D-1220D 1509791-INV-Y-02/22

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2020	$34,740	$5,500	$4,720	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2019	$34,420	$3,500	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2020	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2019	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2020	$4,720	$0	$0	$4,720
December 31, 2019	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”.) NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

David Friar, Managing Director and Portfolio Manager (since 2011) of Nuveen Asset Management, entered the financial services industry in 1998. He is the lead manager of the equity index, mid cap index, small cap index and enhanced equity index strategies and related institutional portfolios. He joined the team managing the Equity, mid cap and small cap Index Strategies in 2000 and became part of the enhanced equity index team in 2007. He joined the firm in 1999 as a member of the performance measurement group.

Jim Campagna, CFA, Head of Equity Index Strategies, oversees equity index strategies for Nuveen Quantitative Strategies. He is responsible for all equity index, social choice, and equity ETF strategies. Prior to joining the firm in 2005, he was a portfolio manager at Mellon Capital Management where he was responsible for several funds and was an index strategy leader for the MSCI EAFE mandates.

Lei Liao, CFA, is an equity index portfolio manager for Nuveen Quantitative Strategies. He has portfolio management responsibilities for all equity index strategies, social choice equity portfolios, as well as some of the firm’s ETF product line. Prior to joining the firm in 2012, he was a senior equity portfolio manager at Northern Trust Corp.

Darren Tran, CFA, is a senior director for Nuveen Quantitative Strategies. He has portfolio management responsibilities for all equity index, social choice equity, and equity ETF strategies. Darren joined the firm in 2005 as a foreign currency trader and entered the investment industry in 2000. Prior to joining the firm, he held a position at Morgan Stanley in Corporate Treasury.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2020, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type							(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts			Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David Friar	4	$1.47 billion	0	$0	0		$0	N/A	N/A	N/A
					2	*	$48 million

Jim Campagna	25	$116.74 billion	4	59.90 billion	5		$804 million	N/A	N/A	N/A

Lei Liao	25	116.74 billion	1	10.24 billion	0		0	N/A	N/A	N/A

Darren Tran	12	106.92 billion	0	0	0		0	N/A	N/A	N/A

*

Other Accounts-overlay strategies – The portfolio manager is responsible for the management of overlay strategies employed by this account that use derivative instruments either to obtain, offset or substitute for certain portfolio exposures beyond those provided by the account’s underlying portfolios.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF QQQX SECURITIES AS OF DECEMBER 31, 2020

Name of Portfolio Manager	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$500,001 - $1,000,000	Over $1,000,000
David Friar	X
Jim Campagna	X
Lei Liao	X
Darren Tran	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	The following provides dollar amounts of income and fees/compensation related to securities lending activities of the Fund during the fiscal year ended December 31, 2020:

Gross income from securities lending activities	$3,164
Fees and/or compensation paid for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	(211)
Fees not included in a revenue split
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	(321)
Administrative fees not included in a revenue split	—
Indemnification fees not included in a revenue split	—
Rebate (paid to borrower)	—
Other fees not included in a revenue split	—
Aggregate fees/compensation for securities lending activities	(532)
Net income from securities lending activities	$2,632

(b)

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending on the asset type of the loaned securities. The Fund’s custodian, State Street Bank and Trust Company, serves as the securities lending agent to the Fund. Pursuant to a Securities Lending Authorization Agreement and in accordance with procedures established by the Board of Trustees, State Street Bank and Trust Company effects loans of Fund securities to any firm on a list of approved borrowers, negotiates loan terms, monitors the value of the loaned securities and collateral, requests additional collateral as necessary, manages reinvestment of collateral in a pooled cash collateral reinvestment vehicle, arranges for the return of loaned securities to the Fund, and maintains records and prepares reports regarding loans that are made and the income derived therefrom.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen NASDAQ 100 Dynamic Overwrite Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: March 5, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: March 5, 2021